As filed with the Securities and Exchange Commission on December 12, 2019

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Kennedy-Wilson Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	26-0508760	151 S. El Camino Drive Beverly Hills, CA 90212 (310) 887-6400
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

AND

Kennedy-Wilson, Inc.

(Exact name of registrant as specified in its charter)

Delaware	95-4364537	151 S El Camino Drive Beverly Hills, CA 90212 (310) 887-6400
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

AND

The Other Registrants Named in the Table of Additional Registrants Below

Justin Enbody

Chief Financial Officer

Kennedy-Wilson Holdings, Inc.

Kennedy-Wilson, Inc.

151 S El Camino Drive

Beverly Hills, CA 90212

(310) 887-6400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all correspondence to:

Julian T.H. Kleindorfer

Latham & Watkins LLP

355 South Grand Avenue Suite 100

Los Angeles, California 90071

(213) 485-1234

Fax: (213) 891-8763

(Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee
Common Stock, $0.0001 par value per share, of Kennedy-Wilson Holdings, Inc.(5)(6)	(1)(2)	(1)(2)	(1)(2)	$0(3)(5)
Preferred Stock, $0.0001 par value per share, of Kennedy-Wilson Holdings, Inc.(7)(8)	(1)(2)	(1)(2)	(1)(2)	$0(3)(7)
Warrants(9)	(1)(2)	(1)(2)	(1)(2)	$0(3)
Debt Securities of Kennedy-Wilson Holdings, Inc.(10)	(1)(2)	(1)(2)	(1)(2)	$0(3)
Debt Securities of Kennedy-Wilson, Inc.(10)	(1)(2)	(1)(2)	(1)(2)	$0(3)
Guarantees of Debt Securities of Kennedy-Wilson Holdings, Inc. and Kennedy-Wilson, Inc.(11)	(1)(2)	(1)(2)	(1)(2)	$0(3)(4)

(1)	Omitted pursuant to Form S-3 General Instruction II.E.
(2)	An unspecified number of the securities of each identified class are being registered for possible issuance, including upon exercise, conversion or exchange of other securities or as part of units.
(3)	In accordance with Rules 456(b) and 457(r), we are deferring payment of all applicable registration fees.
(4)	Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby.
(5)

Includes shares of common stock of Kennedy-Wilson Holdings, Inc., if any, issuable upon conversion or exchange of the preferred stock or debt securities registered hereby. Pursuant to Rule 457(i) under the Securities Act, no separate filing fee is payable for any such shares issuable upon conversion of such preferred stock or debt securities to the extent no additional consideration is to be received in connection with the exercise of the conversion privilege of such preferred stock or debt securities.

(6)	Includes shares of common stock of Kennedy-Wilson Holdings, Inc., if any, issuable upon exercise of the warrants registered hereby.
(7)

Includes shares of preferred stock of Kennedy-Wilson Holdings, Inc., if any, issuable upon conversion or exchange of the debt securities registered hereby. Pursuant to Rule 457(i) under the Securities Act, no separate filing fee is payable for any such shares issuable upon conversion of such debt securities to the extent no additional consideration is to be received in connection with the exercise of the conversion privilege of such debt securities.

(8)	Includes shares of preferred stock of Kennedy-Wilson Holdings, Inc., if any, issuable upon exercise of the warrants registered hereby.
(9)	Warrants exercisable for shares of common stock or preferred stock of Kennedy-Wilson Holdings, Inc.
(10)	Such debt securities may be senior, senior subordinated or subordinated.
(11)

Consists of (i) full and unconditional guarantees of debt securities of Kennedy-Wilson Holdings, Inc. by any one or more of Kennedy-Wilson, Inc. and/or the registrants listed on the Table of Additional Registrants below and (ii) full and unconditional guarantees of debt securities of Kennedy-Wilson, Inc. by Kennedy-Wilson Holdings, Inc. and by any one or more of the registrants listed on the Table of Additional Registrants below.

TABLE OF ADDITIONAL REGISTRANTS

(As Guarantors of the Debt Securities)

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
Kennedy-Wilson Properties, Ltd.	DE	95-4697159	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Property Services, Inc.	DE	95-4812579	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Property Services II, Inc.	DE	20-3693493	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Property Services III, L.P.	DE	26-1558520	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Property Equity, Inc.	DE	95-4812580	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Property Equity II, Inc.	DE	20-3812712	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Property Special Equity, Inc.	DE	95-4812583	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Property Special Equity II, Inc.	DE	20-3693618	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Property Special Equity III, LLC	DE	26-1558607	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

K-W Properties	CA	95-4492564	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
Kennedy Wilson Property Services III GP, LLC	DE	26-3806726	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW BASGF II Manager, LLC	DE	20-5523327	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Investors I, LLC	DE	27-3337920	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Investors III, LLC	DE	27-4110400	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager I, LLC	DE	27-3337771	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager II, LLC	DE	27-3788479	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager III, LLC	DE	27-4110811	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Overseas Investments, Inc.	DE	20-2715619	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Fairways 340 Corp.	DE	20-4169707	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

SG KW Venture I Manager LLC	DE	27-1366657	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Loan Partners I LLC	DE	27-1944476	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW Summer House Manager, LLC	DE	27-2502491	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Montclair, LLC	DE	26-2942185	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Serenade Manager, LLC	DE	27-3271987	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

K-W Santiago Inc.	CA	95-4704530	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Redmond Manager, LLC	DE	26-2773678	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Dillingham Ranch Aina LLC	DE	20-4635382	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

68-540 Farrington, LLC	DE	20-4879846	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Dillingham Aina LLC	DE	20-4788802	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Fund Management Group, LLC	CA	20-8342380	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson International	CA	95-3379144	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Tech Ltd.	CA	95-4725845	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KWP Financial I	CA	95-4506679	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Auction Group Inc.	CA	26-0808460	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Properties LTD.	IL	36-2709910	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager IV, LLC	DE	45-1836132	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Ireland, LLC	DE	45-1840083	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Property Equity IV, LLC	DE	45-2147199	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Real Estate Sales & Marketing	CA	45-2718656	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Investors IV, LLC	DE	45-1837186	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Investors V, LLC	DE	45-2477357	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Armacost, LLC	DE	45-2727561	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Santa Maria Land Partners Manager, LLC	DE	45-3630097	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW Investment Adviser, LLC	DE	45-4320018	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy-Wilson Capital	CA	20-0315687	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Four Points LLC	DE	45-5152394	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Loan Partners VII, LLC	DE	45-5153987	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Investors VII, LLC	DE	90-0845725	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager VII, LLC	DE	90-0846443	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Residential Capital, LLC	DE	46-0678305	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Boise Plaza, LLC	DE	45-5471242	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Loan Partners VIII, LLC	DE	36-4735475	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Property Services IV, L.P.	DE	27-4787414	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Property Services IV GP, LLC	DE	27-4786391	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW EU Loan Partners II, LLC	DE	46-0961139	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 1200 Main LLC	DE	46-1064734	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Harrington LLC	DE	46-0995523	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 5200 Lankershim Manager, LLC	DE	46-0941753	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager X, LLC	DE	46-1265534	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager XI, LLC	DE	46-1264104	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager XII, LLC	DE	46-1271047	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Real Estate Venture XIII, LLC	DE	46-1265831	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KWF Manager XIII, LLC	DE	46-1271308	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Loan Partners III, LLC	DE	46-1271589	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors I, LLC	DE	46-1271662	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW Richfield Plaza, LLC	DE	46-1278805	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Currier Square Shopping Center, LLC	DE	46-1278901	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Creekview Shopping Center, LLC	DE	46-1279003	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Securities, LLC	DE	46-1279113	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Victory Land Loan, LLC	DE	46-1279225	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Victory Plaza Loan, LLC	DE	46-1288205	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors III, LLC	DE	46-1288281	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors IV, LLC	DE	46-1288508	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors V, LLC	DE	46-1288647	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2012T LLC	DE	46-3938854	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors II, LLC	DE	46-3938910	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
Country Ridge IX, LLC	DE	46-3938942	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors VII, LLC	DE	46-3938976	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors VIII, LLC	DE	46-3939009	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors IX, LLC	DE	46-3939059	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU Investors X, LLC	DE	46-3939094	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Park Santa Fe, LLC	DE	46-3904750	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Cypress, LLC	DE	46-3904963	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Tacoma Condos, LLC	DE	46-3905022	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Desert Ramrod Sponsor, LLC	DE	46-3905108	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Red Cliff Shopping Center, LLC	DE	46-3905153	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Holiday Village Shopping Center, LLC	DE	46-3905222	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW 9350 Civic Center Drive, LLC	DE	46-3905357	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Taylor Yard 55, LLC	DE	46-3905403	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Hilltop Manager II, LLC	DE	46-3905452	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2013J LLC	DE	46-3905513	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Bozeman Investors, LLC	DE	46-3905557	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW One Baxter Way GP, LLC	DE	46-3915723	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW University Glen Manager, LLC	DE	46-3915812	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Riverdale and 36, LLC	DE	46-3916010	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 400 California Member, LLC	DE	46-3916138	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW CIG Management Services, LLC	DE	46-3916201	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Terra West Sponsor, LLC	DE	46-3916408	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW Hanover Quay, LLC	DE	46-3916487	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Property Equity VI, LLC	DE	46-3916532	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Kennedy Wilson Property Services VI, LLC	DE	46-3920569	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW MW Mullan, LLC	DE	46-3920601	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW LV 3 Sponsor, LLC	DE	46-3920650	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Eden Plaza, LLC	DE	46-3920736	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW NB LLC	DE	46-3920773	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Camarillo Land, LLC	DE	46-3920817	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Portland Southgate, LLC	DE	46-3926602	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2013EE LLC	DE	46-3926730	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW EU PRS Investor, LLC	DE	46-3926759	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW Rosewood Premiere, LLC	DE	46-3926828	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW River Pointe Premiere, LLC	DE	46-3926914	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Kawana Springs	DE	46-3926967	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Quebec Participant, LLC	DE	46-3927000	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Quebec Asset Manager, LLC	DE	46-3927085	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Real Estate II Equity, LLC	DE	46-3927126	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Real Estate II Carry, LLC	DE	46-3927168	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Real Estate II GP, LLC	DE	46-3927224	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Sunset CP Participant, LLC	DE	46-3927274	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Sunset CP Asset Manager, LLC	DE	46-3927324	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW CP West Hills Participant, LLC	DE	46-3927382	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW CP West Hills Asset Manager, LLC	DE	46-3927427	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Linder Road, LLC	DE	46-3927471	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Seattle Office Portfolio GP, LLC	DE	46-3927557	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW CDO Investor, LLC	DE	46-3927600	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Diamond 1 US, LLC	DE	46-3938599	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Diamond 2, US, LLC	DE	46-3938668	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Hamilton Landing—Land	DE	46-3938712	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Rancho Mirage Loan, LLC	DE	46-3938770	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Sunset North LLC	DE	46-3938810	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Heights Investor, LLC	DE	81-4189146	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Burlingame Point Loan, LLC	DE	81-4189356	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW Pacifica LLC	DE	81-4189780	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW Riverwalk LLC	DE	81-4189832	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW ABQ LLC	DE	81-4189891	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016F LLC	DE	81-4189986	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016G LLC	DE	81-4190083	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016H LLC	DE	81-4190149	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016I LLC	DE	81-4190270	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016J LLC	DE	81-4190483	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016K LLC	DE	81-4190377	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016L LLC	DE	81-4193152	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016M LLC	DE	81-4193197	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW 2016N LLC	DE	81-4193244	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016O LLC	DE	81-4193289	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016P LLC	DE	81-4193337	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016Q LLC	DE	81-4193504	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016R LLC	DE	81-4193597	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016S LLC	DE	81-4193794	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016T LLC	DE	81-4193832	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016U LLC	DE	81-4193875	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016V LLC	DE	81-4202248	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016W LLC	DE	81-4202379	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016X LLC	DE	81-4202429	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW 2016Y LLC	DE	81-4202469	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2016Z LLC	DE	81-4202521	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019A, LLC	DE	84-3789592	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019B, LLC	DE	84-3804194	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019C, LLC	DE	84-3865064	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019D, LLC	DE	84-3892886	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019E, LLC	DE	84-3912233	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019F, LLC	DE	84-3918621	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019G, LLC	DE	84-3920192	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019H, LLC	DE	84-3938070	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

KW 2019I, LLC	DE	84-3938194	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code of Registrant’s Principal Executive Offices
KW 2019J, LLC	DE	84-3954252	151 S El Camino Drive Beverly Hills, California 90212 (310) 887-6400

PROSPECTUS

KENNEDY-WILSON HOLDINGS, INC.

KENNEDY-WILSON, INC.

Common Stock

Preferred Stock

Warrants

Debt Securities

Guarantees of Debt Securities

Kennedy-Wilson Holdings, Inc. (“Kennedy-Wilson Holdings”) may offer and sell (i) shares of its common stock, (ii) shares of its preferred stock, which may be issued in one or more series and may be convertible into shares of Kennedy-Wilson Holdings’ common stock, (iii) warrants to purchase its common stock or preferred stock and (iv) debt securities, which may be senior, senior subordinated or subordinated. The debt securities offered and sold by Kennedy-Wilson Holdings may be fully and unconditionally guaranteed by one or more of its subsidiaries. In addition, Kennedy-Wilson, Inc. (“Kennedy-Wilson”) may offer and sell debt securities, which may be senior, senior subordinated or subordinated. The debt securities offered and sold by Kennedy-Wilson will be fully and unconditionally guaranteed by Kennedy-Wilson Holdings and also may be fully and unconditionally guaranteed by one or more of Kennedy-Wilson’s subsidiaries. Any debt that may be issued pursuant to this prospectus may be secured and may be convertible into, or exchangeable for, common stock or preferred stock of Kennedy-Wilson Holdings.

Kennedy-Wilson Holdings and Kennedy-Wilson are sometimes referred to in this prospectus as the “issuers.”

The common stock, preferred stock, warrants, debt securities and guarantees being offered pursuant to this prospectus are collectively referred to in this prospectus as the “securities.” The securities may be offered from time to time, in one or more offerings, in amounts, at prices and on terms determined at the time of any such offering.

The specific terms of the securities will be provided in one or more supplements to this prospectus at the time of offering. You should read this prospectus and the accompanying prospectus supplement carefully before you make your investment decision.

The securities may be offered directly by the applicable issuer, through agents designated from time to time or to or through underwriters or dealers. If any agents, dealers or underwriters are involved in the sale of any of the securities, their names, and any applicable purchase price, fee, commission or discount arrangement between or among them will be set forth, or will be calculable from the information set forth, in the applicable prospectus supplement. See the sections entitled “Plan of Distribution” and “About this Prospectus” for more information. No securities may be sold without delivery of this prospectus and the applicable prospectus supplement describing the method and terms of the offering of such series of securities.

Kennedy-Wilson Holdings’ common stock is listed on the New York Stock Exchange under the trading symbol “KW.” Each prospectus supplement will indicate whether the securities offered thereby will be listed on any securities exchange.

The principal executive offices of the issuers are located at 151 S El Camino Drive, Beverly Hills, California, and their telephone number is (310) 887-6400.

INVESTING IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY READ AND CONSIDER THE RISK FACTORS INCLUDED IN THE PERIODIC REPORTS FILED BY THE ISSUERS, IN ANY PROSPECTUS SUPPLEMENT RELATING TO SPECIFIC OFFERINGS OF SECURITIES AND IN OTHER DOCUMENTS THAT THE ISSUERS FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. SEE “RISK FACTORS” BEGINNING ON PAGE 1 OF THIS PROSPECTUS.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is December 12, 2019

You should rely only on the information contained in this prospectus, in an accompanying prospectus supplement or incorporated by reference herein or therein or in any free writing prospectus authorized by the applicable issuer in respect of the relevant offering. Neither issuer has authorized anyone to provide you with information or make any representation that is different. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the registered securities to which they relate, and this prospectus and any accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction where, or to any person to whom, it is unlawful to make such an offer or solicitation. The issuers may use this prospectus to sell the securities only if it is accompanied by a prospectus supplement.

i

RISK FACTORS

An investment in the securities involves a high degree of risk. You should consider carefully all of the material risks incorporated by reference in this prospectus, including the risk factors set forth in Kennedy-Wilson Holdings’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC, together with the other information contained or incorporated by reference in this prospectus and any applicable prospectus supplement before making a decision to invest in the securities. If any of the risks occur, the applicable issuer’s business, financial condition and operating results may be materially adversely affected. In that event, the trading price of the securities could decline, and you could lose all or part of your investment. This prospectus also contains or incorporates by reference forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated by the forward-looking statements as a result of specific factors, including the risks incorporated by reference in this prospectus. For more information, see the sections entitled “Where You Can Find Additional Information” and “Incorporation of Certain Information by Reference.”

ABOUT THIS PROSPECTUS

This prospectus is part of a “shelf” registration statement that the issuers have filed with the Securities and Exchange Commission, or the SEC. Under this shelf registration process, the issuers may sell securities, from time to time, in one or more offerings. This prospectus provides you with a general description of the securities that may be offered, which is not meant to be a complete description of each security. Each time securities are sold, a prospectus supplement containing specific information about the terms of that offering will be provided, including the specific amounts, prices and terms of the securities offered. The prospectus supplement and any other offering material may also add to, update or change information contained in this prospectus or in documents incorporated by reference into this prospectus. You are urged to read this prospectus, any prospectus supplement and any other offering material (including a free writing prospectus) prepared by or on behalf of the applicable issuer for a specific offering of securities, together with additional information described under the heading “Where You Can Find Additional Information” on page 4 of this prospectus. You should rely only on the information contained or incorporated by reference in this prospectus and any prospectus supplement and in any authorized free writing prospectus. Neither issuer has authorized anyone to provide you with different information. The issuers take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. The issuers are not making an offer to sell or soliciting an offer to purchase these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus and the applicable prospectus supplement to this prospectus is accurate only as of the date on its respective cover, that the information appearing in any applicable free writing prospectus is accurate only as of the date of that free writing prospectus, and that any information incorporated by reference is accurate only as of the date of the document incorporated by reference, unless we indicate otherwise. The issuers’ business, financial condition, results of operations and prospects may have changed since those dates. This prospectus incorporates by reference, and any prospectus supplement or free writing prospectus may contain and incorporate by reference, market data and industry statistics and forecasts that are based on independent industry publications and other publicly available information.    In addition, the market and industry data and forecasts that may be included or incorporated by reference in this prospectus, any prospectus supplement or any applicable free writing prospectus may involve estimates, assumptions and other risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” contained in this prospectus, the applicable prospectus supplement and any applicable free writing prospectus, and under similar headings in other documents that are incorporated by reference into this prospectus. Accordingly, investors should not place undue reliance on this information.

The issuers may offer the securities directly, through agents, or to or through underwriters or dealers. The applicable prospectus supplement will describe the terms of the plan of distribution and set forth the names of any underwriters involved in the sale of the securities. See “Plan of Distribution” beginning on page 26 for more information on this topic. No securities may be sold without delivery of a prospectus supplement describing the method and terms of the offering of those securities.

KENNEDY-WILSON HOLDINGS, INC.

Unless otherwise stated or the context otherwise requires, as used in this section, the words “we,” “us,” “our” or the “company” refer to Kennedy-Wilson Holdings, Inc. and its subsidiaries.

We are a global real estate investment company. We own, operate, and invest in real estate both on our own and through our investment management platform. We focus primarily on multifamily and office properties located in the Western United States, United Kingdom, and Ireland. To complement our investment business, the Company also provides real estate services primarily to financial services clients.

Our principal executive offices are located at 151 S. El Camino Drive, Beverly Hills, CA 90212, and our telephone number is (310) 887-6400. Our website is http://www.kennedywilson.com. The information contained in, or that can be accessed through, our website is not part of this prospectus.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The issuers have filed a registration statement on Form S-3 with respect to the securities offered by this prospectus with the SEC in accordance with the Securities Act of 1933, as amended, or the Securities Act, and the rules and regulations enacted under its authority. This prospectus, which constitutes a part of the registration statement, does not contain all of the information included in the registration statement and its exhibits and schedules. Statements contained in this prospectus regarding the contents of any document referred to in this prospectus are not necessarily complete, and, in each instance, you are referred to the full text of the document that is filed or incorporated by reference as an exhibit to the registration statement. Each statement concerning a document that is filed or incorporated by reference as an exhibit should be read along with the entire document. Kennedy-Wilson Holdings files annual, quarterly and current reports and other information with the SEC.

The SEC maintains an Internet website that contains reports, proxy and information statements and other information regarding issuers, such as Kennedy-Wilson Holdings, that file electronically with the SEC. The SEC’s website address is http://www.sec.gov.

Kennedy-Wilson Holdings’ corporate website is http://www.kennedywilson.com. The information contained in, or that can be accessed through, that website is not part of this prospectus and should not be relied upon in determining whether to purchase the securities.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows information in documents that Kennedy-Wilson Holdings files with the SEC to be incorporated by reference, which means that important information may be disclosed to you by referring you to those documents on file with the SEC. The information incorporated by reference is considered to be a part of this prospectus. The following documents of Kennedy-Wilson Holdings are deemed to be incorporated by reference:

•	our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 1, 2019 (File No. 001-33824);

•

our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June  30, 2019 and September 30, 2019, filed with the SEC on May 2, 2019, August 1, 2019 and October 31, 2019, respectively (File No. 001-33824);

•

our Current Reports on Form 8-K, filed with the SEC on January 24, 2019, June  12, 2019 (excluding Item 7.01 and Exhibit 99.1), June  13, 2019, October  18, 2019 (excluding Item 7.01 and Exhibit 99.1) and November 7, 2019 (File No. 001-33824);

•

the portions of our Proxy Statement on Schedule 14A, filed with the SEC on April 26, 2019 (File No. 001-33824), that are incorporated by reference in Part III of our Annual Report on Form 10-K for the year ended December 31, 2018; and

•

the description of Kennedy-Wilson Holdings’ common stock incorporated by reference in the Registration Statement on Form 8-A, filed with the SEC on March 18, 2010 (File No. 001-33824), including any amendments or reports filed for purpose of updating such description; and

•

any future filings of Kennedy-Wilson Holdings with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, on or after the date of this prospectus but prior to the termination of the applicable offering covered by this prospectus.

Any statement in a document incorporated or deemed to be incorporated by reference in this prospectus is deemed to be modified or superseded to the extent that a statement contained in this prospectus, or in any other document subsequently filed with the SEC and incorporated by reference, modifies or supersedes that statement. If any statement is so modified or superseded, it does not constitute a part of this prospectus, except as modified or superseded.

Information that is “furnished to” the SEC shall not be deemed “filed with” the SEC and shall not be deemed incorporated by reference into this prospectus or the registration statement of which this prospectus is a part. Each person, including any beneficial owner, to whom a prospectus is delivered, is entitled to receive a copy of any or all of the information that has been incorporated by reference in this prospectus but not delivered with this prospectus. You may request a copy of these filings, at no cost, by writing or telephoning Kennedy-Wilson Holdings at the following address and phone number:

Kennedy-Wilson Holdings, Inc.

151 S. El Camino Drive

Beverly Hills, CA 90212

(310) 887-6400

Attn: Senior Vice President, Deputy General Counsel and Secretary

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements made by us in this prospectus and in other reports and statements released by us that are not historical facts constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the issuers’ control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. Although the issuers believe that their plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we do not guarantee that the transactions and events described will happen as described (or that they will happen at all). In evaluating these statements, you should specifically consider the risks described and referred to under the heading “Risk Factors” on page 1 of this prospectus, and in the reports of Kennedy-Wilson Holdings filed from time to time with the SEC and incorporates by reference herein, including, but not limited to, the following factors:

•	disruptions in general economic and business conditions, particularly in geographies where our business may be concentrated;

•

volatility and disruption of the capital and credit markets, higher interest rates, higher loan costs, less desirable loan terms and a reduction in the availability of mortgage loans, all of which could increase costs and could limit our ability to acquire additional real estate assets;

•	high levels of unemployment and general slowdowns in commercial activity;

•	our leverage and ability to refinance existing indebtedness or incur additional indebtedness;

•	an increase in our debt service obligations;

•	our ability to generate a sufficient amount of cash to satisfy working capital requirements and to service our existing and future indebtedness and maintain our dividend payments;

•	our ability to achieve improvements in operating efficiency;

•	decreasing rental rates or increasing tenant incentive and vacancy rates or an increase in operating costs to maintain our investments;

•	adverse changes to rent control laws and regulations;

•

risks associated with our development projects, including, among other things, material delays in completing such projects, inability to secure third-party financing on favorable terms or at all and increase in construction costs;

•	foreign currency fluctuations;

•	performance of our foreign currency hedges and similar instruments;

•	adverse changes in the securities markets;

•	our ability to retain our senior management and attract and retain qualified and experienced employees;

•

changes in tax laws in the United States (including those made by the Tax Cuts and Jobs Act enacted in December 2017), Ireland, United Kingdom, Spain, Italy or Japan that reduce or eliminate deductions or other tax benefits we receive;

•	our ability to repatriate funds in a tax-efficient manner;

•	future acquisitions and dispositions may not be available at favorable prices or upon advantageous terms and conditions;

•	costs relating to the acquisition of assets we may acquire could be higher than anticipated;

•	our ability to retain major clients and renew related contracts; and

•	trends in use of large, full-service commercial real estate providers.

Any such forward-looking statements, whether made in this prospectus or elsewhere, should be considered in the context of the various disclosures made by the issuers about their businesses including, without limitation, the factors discussed above. Except as required under the federal securities laws and the rules and regulations of the SEC, none of the issuers intends or has an obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

USE OF PROCEEDS

The issuers intend to use the net proceeds, if any, from the sale of the securities in the manner that will be set forth in the applicable prospectus supplement.

DESCRIPTION OF SECURITIES

This prospectus contains summary descriptions of the common stock, preferred stock, warrants, debt securities and guarantees that may be offered and sold from time to time. These summary descriptions are not meant to be complete descriptions of each security. At the time of an offering and sale, this prospectus together with the accompanying prospectus supplement will contain the material terms of the securities being offered.

DESCRIPTION OF COMMON STOCK

Unless otherwise stated or the context otherwise requires, as used in this section, the words “we,” “us,” “our” or the “company” refer to Kennedy-Wilson Holdings, Inc. and its subsidiaries.

Our amended and restated certificate of incorporation authorizes the issuance of 200,000,000 shares of common stock, par value $0.0001. As of October 30, 2019, 142,449,132 shares of common stock were issued and outstanding. Holders of common stock have exclusive voting rights for the election of our directors and all other matters requiring stockholder action, except with respect to amendments to our amended and restated certificate of incorporation that alter or change the powers, preferences, rights or other terms of any outstanding preferred stock if the holders of such affected series of preferred stock are entitled to vote on such an amendment. Holders of common stock are entitled to one vote per share on matters to be voted on by stockholders and also are entitled to receive such dividends, if any, as may be declared from time to time by our board of directors in its discretion out of funds legally available therefor. The payment of dividends, if ever, on the common stock will be subject to (i) the prior payment of dividends on any outstanding shares of preferred stock, and (ii) compliance with any applicable limitation in our debt agreements, including debt securities issued pursuant to this prospectus and any prospectus supplement. Our common stock has no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock.

Our board of directors is divided into three classes, each of which generally serve for a term of three years with only one class of directors being elected in each year. In the case of an election of directors, where a quorum is present, a majority of the votes case will be required to elect each director in an uncontested election, but a plurality of the votes cast will be sufficient to elect a director in a contested election. There is no cumulative voting with respect to the election of directors.

DESCRIPTION OF PREFERRED STOCK

Unless otherwise stated or the context otherwise requires, as used in this section, the words “we,” “us,” “our” or the “company” refer to Kennedy-Wilson Holdings, Inc. and its subsidiaries.

General. Our amended and restated certificate of incorporation provides that we may issue up to 1,000,000 shares of preferred stock, $0.0001 par value per share, or preferred stock. As of the date of this prospectus, 300,000 shares of our authorized preferred stock were designated as our 5.75% Series A Cumulative Perpetual Convertible Preferred Stock and were outstanding. Our amended and restated certificate of incorporation provides that shares of preferred stock may be issued from time to time in one or more series. Our board of directors is authorized to fix the voting rights, if any, the designations, powers, and preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions, applicable to the shares of each series of preferred stock. Our board of directors is able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control or the removal of existing management by diluting the stock ownership or voting rights of a person seeking to obtain control of the company or remove existing management. As of the date of this prospectus, no shares of our preferred stock were issued and outstanding.

The specific terms of a particular class or series of preferred stock will be described in the prospectus supplement relating to that class or series, including a prospectus supplement providing that preferred stock may be issuable upon the exercise of warrants, or upon the conversion of any debt securities, that we issue pursuant to this prospectus. The description of preferred stock set forth below and the description of the terms of a particular class or series of preferred stock set forth in the applicable prospectus supplement do not purport to be complete and are qualified in their entirety by reference to the articles supplementary relating to that class or series.

The preferences and other terms of the preferred stock of each class or series will be fixed by the certificate of designation relating to such class or series. A prospectus supplement, relating to each class or series, will specify the terms of the preferred stock as follows:

•	the title and stated value of such preferred stock;

•	the number of shares of such preferred stock offered, the liquidation preference per share and the offering price of such preferred stock;

•	the dividend rate(s), period(s), and/or payment date(s) or method(s) of calculation thereof applicable to such preferred stock;

•	whether such preferred stock is cumulative or not and, if cumulative, the date from which dividends on such preferred stock shall accumulate;

•	the provision for a sinking fund, if any, for such preferred stock;

•	the provision for redemption, if applicable, of such preferred stock;

•	any listing of such preferred stock on any securities exchange;

•	preemptive rights, if any;

•	the terms and conditions, if applicable, upon which such preferred stock will be converted into our common stock, including the conversion price (or manner of calculation thereof);

•	a discussion of any material United States federal income tax consequences applicable to an investment in such preferred stock;

•	the relative ranking and preferences of such preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of the affairs of our company;

•

any limitations on issuance of any class or series of preferred stock ranking senior to or on a parity with such class or series of preferred stock as to dividend rights and rights upon liquidation, dissolution or winding up of the affairs of our company;

•	any voting rights of such preferred stock; and

•	any other specific terms, preferences, rights, limitations or restrictions of such preferred stock.

Rank. Unless otherwise specified in the applicable prospectus supplement, the preferred stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of our company, rank: (i) senior to all classes or series of our common stock, and to any other class or series of our stock expressly designated as ranking junior to the preferred stock; (ii) on parity with any class or series of our stock expressly designated as ranking on parity with the preferred stock; and (iii) junior to any other class or series of our stock expressly designated as ranking senior to the preferred stock.

Conversion Rights. The terms and conditions, if any, upon which any shares of any class or series of preferred stock are convertible into our common stock will be set forth in the applicable prospectus supplement relating thereto. Such terms will include the number of shares of our common stock into which the shares of preferred stock are convertible, the conversion price (or manner of calculation thereof), the conversion period, provisions as to whether conversion will be at the option of the holders of such class or series of preferred stock, the events requiring an adjustment of the conversion price and provisions affecting conversion in the event of the redemption of such class or series of preferred stock.

Power to Increase Authorized Stock and Issue Additional Shares of Our Preferred Stock. The number of authorized shares of preferred stock may be increased by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to the resolutions adopted by the board of directors for such series. Our board of directors has the power to issue additional authorized but unissued shares of our preferred stock and to classify or reclassify unissued shares of our preferred stock and thereafter to cause us to issue such classified or reclassified shares of stock. Although our board of directors does not intend to do so, it could authorize us to issue a class or series that could, depending upon the terms of the particular class or series, delay, defer or prevent a transaction or a change of control of our company that might involve a premium price for our stockholders or otherwise be in their best interest.

Dividend Limitations. The payment of dividends, if ever, on the preferred stock will be subject to compliance with any applicable limitations in our debt agreements, including debt securities issued pursuant to this prospectus and any prospectus supplement.

DESCRIPTION OF WARRANTS

Unless otherwise stated or the context otherwise requires, as used in this section, the words “we,” “us,” “our” or the “company” refer to Kennedy-Wilson Holdings, Inc. and its subsidiaries.

This section describes the general terms and provisions of our warrants to acquire our securities that we may issue from time to time. The applicable prospectus supplement will describe the terms of any warrant agreements and the warrants issuable thereunder. If any particular terms of the warrants described in the prospectus supplement differ from any of the terms described herein, then the terms described herein will be deemed superseded by that prospectus supplement.

We may issue warrants for the purchase of our common stock or preferred stock. We may issue warrants independently or together with other securities, and they may be attached to or separate from the other securities. Each series of warrants will be issued under a separate warrant agreement that we will enter into with a bank or trust company, as warrant agent, as detailed in the applicable prospectus supplement. The warrant agent will act solely as our agent in connection with the warrants and will not assume any obligation, or agency or trust relationship, with you. We will file a copy of the warrant and warrant agreement with the SEC each time we issue a series of warrants, and these warrants and warrant agreements will be incorporated by reference into the registration statement of which this prospectus is a part. A holder of our warrants should refer to the provisions of the applicable warrant agreement and prospectus supplement for more specific information.

The prospectus supplement relating to a particular issue of warrants will describe the terms of those warrants, including, when applicable:

•	the offering price;

•	the currency or currencies, including composite currencies, in which the price of the warrants may be payable;

•	the number of warrants offered;

•

the securities underlying the warrants, including the securities of third parties or other rights, if any, to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, purchasable upon exercise of the warrants;

•	the exercise price and the amount of securities you will receive upon exercise;

•	the procedure for exercise of the warrants and the circumstances, if any, that will cause the warrants to be automatically exercised;

•	the rights, if any, we have to redeem the warrants;

•	the date on which the right to exercise the warrants will commence and the date on which the warrants will expire;

•	the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security;

•	the date on and after which the warrants and the related securities will be separately transferable;

•	material U.S. federal income tax consequences;

•	the name of the warrant agent; and

•	any other material terms of the warrants.

After the warrants expire they will become void. The prospectus supplement may provide for the adjustment of the exercise price of the warrants.

Warrants may be exercised at the appropriate office of the warrant agent or any other office indicated in the applicable prospectus supplement. Before the exercise of warrants, holders will not have any of the rights of holders of the securities purchasable upon exercise and will not be entitled to payments made to holders of those securities.

The applicable warrant agreement may be amended or supplemented without the consent of the holders of the warrants to which it applies to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants. However, any amendment that materially and adversely alters the rights of the holders of warrants will not be effective unless the holders of at least a majority of the applicable warrants then outstanding approve the amendment. Every holder of an outstanding warrant at the time any amendment becomes effective, by continuing to hold the warrant, will be bound by the applicable warrant agreement as amended. The prospectus supplement applicable to a particular series of warrants may provide that certain provisions of the warrants, including the securities for which they may be exercisable, the exercise price and the expiration date, may not be altered without the consent of the holder of each warrant.

DESCRIPTION OF DEBT SECURITIES

This prospectus covers the offer and sale of debt securities of Kennedy-Wilson Holdings or of Kennedy-Wilson. As used in this section, the term “applicable issuer” refers to Kennedy-Wilson Holdings, in the case of debt securities of Kennedy-Wilson Holdings, or Kennedy-Wilson, in the case of debt securities of Kennedy-Wilson, in each case excluding any of the issuers’ respective subsidiaries, unless expressly stated or the context requires otherwise.

Any debt securities of Kennedy-Wilson offered and sold pursuant to this prospectus will be fully and unconditionally guaranteed by Kennedy-Wilson Holdings and may also be fully and unconditionally guaranteed by one or more of its subsidiaries.

The Indentures Relating to this Prospectus

Any debt securities offered and sold pursuant to this prospectus will be issued under one of the following indentures (including any supplements to the indentures listed below):

•	that certain indenture, which we refer to as the “form base indenture,” dated as of March 25, 2014, between Kennedy-Wilson and Wilmington Trust, National Association, as trustee; or

•	an indenture, which we refer to as a “new base indenture,” to be entered into between (1) Kennedy-Kennedy-Wilson or Kennedy Wilson Holdings and (2) the trustee to be named therein.

For purposes of this description, the term “applicable base indenture” means the 2014 base indenture or the new base indenture, as applicable, pursuant to which a particular series of debt securities will be issued.

The Series of Debt Securities that May Be Offered and Sold Pursuant to this Prospectus

Debt securities issued pursuant to an applicable base indenture may consist of:

•

an existing series of debt securities of Kennedy-Wilson, titled the 5.875% Senior Notes due 2024, which we refer to as the “2024 notes,” to be issued pursuant to the form base indenture, as amended by that certain Indenture (the “2024 Notes Indenture”) dated as of March 25, 2014 between Kennedy-Wilson, Inc. and Wilmington Trust, National Association, as trustee; or

•	a new series of debt securities of Kennedy-Wilson or Kennedy-Wilson Holdings, which we refer to as “new debt securities,” to be issued pursuant to the form base indenture or a new base indenture.

The terms of any 2024 notes we may offer and sell pursuant to this offering will be described in a supplement to this prospectus. The basic terms of any new series of debt securities we may issue pursuant to this prospectus are described below, and the specific terms of any such new series of debt securities (including any variations to the basic terms described below) will be described in a supplement to this prospectus.

Terms of New Series of Debt Securities

The following description, together with the additional information included in any applicable prospectus supplement, summarizes certain general terms and provisions of any new debt securities that may be offered under this prospectus. When a particular series of new debt securities is offered and sold, a description of the specific terms of the series will be included in a supplement to this prospectus. The supplement will also indicate to what extent the general terms and provisions described in this prospectus apply to a particular series of new debt securities.

The new debt securities that may be offered pursuant to this prospectus may be senior, senior subordinated or subordinated obligations, and, unless otherwise specified in a supplement to this prospectus, the new debt securities will be the direct, unsecured obligations of the applicable issuer and may be issued in one or more series.

The new debt securities will be issued pursuant to the applicable base indenture between the applicable issuer and a trustee, which will be named in the applicable supplement to this prospectus (or, in the case of new debt securities to be issued pursuant to the form base indenture (which will govern the terms of such securities), Wilmington Trust, National Association, or any successor trustee). Select portions of the applicable base indenture are summarized below. The summary is not complete. The form of each applicable base indenture, which may be modified prior to an offering, has been filed as an exhibit to the registration statement of which this prospectus forms a part, and you should read the applicable base indenture for provisions that may be important to you. Capitalized terms used in the summary and not defined herein have the meanings specified in the applicable base indenture.

General

The terms of each series of new debt securities will be established by or pursuant to a resolution of the applicable issuer’s board of directors and set forth or determined in the manner provided in a resolution of such board of directors, in an officer’s certificate or by a supplemental indenture to the applicable base indenture. The particular terms of each series of new debt securities will be described in a prospectus supplement relating to such series (including any pricing supplement or term sheet).

The applicable issuer can issue new debt securities under the applicable base indenture that may be in one or more series with the same or various maturities, at par, at a premium, or at a discount. The prospectus supplement (including any pricing supplement or term sheet) relating to any series of new debt securities being offered will set forth the aggregate principal amount and other terms of the new debt securities, including, if applicable:

•	the title and ranking of the new debt securities (including the terms of any subordination provisions);

•	the price or prices (expressed as a percentage of the principal amount) at which the new debt securities will be sold;

•	any limit on the aggregate principal amount of the new debt securities;

•	the date or dates on which the principal of the securities of the series is payable;

•

the rate or rates (which may be fixed or variable) per annum or the method used to determine the rate or rates (including any commodity, commodity index, stock exchange index or financial index) at which the new debt securities will bear interest, the date or dates from which interest will accrue, the date or dates on which interest will commence and be payable and any regular record date for the interest payable on any interest payment date;

•

the place or places where principal of, and interest, if any, on the new debt securities will be payable (and the method of such payment), where the securities of such series may be surrendered for registration of transfer or exchange, and where notices and demands to the applicable issuer in respect of the new debt securities may be delivered;

•	the period or periods within which, the price or prices at which and the terms and conditions upon which the applicable issuer may redeem the new debt securities;

•

any obligation the applicable issuer will have to redeem or purchase the new debt securities pursuant to any sinking fund or analogous provisions or at the option of a holder of new debt securities and the period or periods within which, the price or prices at which and in the terms and conditions upon which securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

•

the dates on which and the price or prices at which the applicable issuer will repurchase new debt securities at the option of the holders of new debt securities and other detailed terms and provisions of these repurchase obligations;

•	the denominations in which the new debt securities will be issued, if other than denominations of $1,000 and any integral multiple thereof;

•	whether the new debt securities will be issued in the form of certificated debt securities or global debt securities;

•	the portion of the principal amount of the new debt securities payable upon declaration of acceleration of the maturity date, if other than the principal amount;

•

the currency of denomination of the new debt securities, which may be U.S. dollars or any foreign currency, and, if such currency of denomination is a composite currency, the agency or organization, if any, responsible for overseeing such composite currency;

•	the designation of the currency, currencies or currency units in which payment of the principal of or premium, if any, and interest on the new debt securities will be made;

•

if payments of the principal of or premium, if any, or interest on the new debt securities will be made in one or more currencies or currency units other than that or those in which the new debt securities are denominated, the manner in which the exchange rate with respect to these payments will be determined;

•

the manner in which the amounts of payment of the principal of or premium, if any, or interest on the new debt securities will be determined, if these amounts may be determined by reference to an index based on a currency or currencies other than that in which the new debt securities are denominated or designated to be payable or by reference to a commodity, commodity index, stock exchange index or financial index;

•	any provisions relating to any security provided for the new debt securities;

•

any addition to, deletion of or change in the Events of Default (as defined below) described in this prospectus or set forth in the applicable base indenture with respect to the new debt securities and any change in the acceleration provisions described in this prospectus or in the applicable base indenture with respect to the new debt securities;

•	any addition to, deletion of or change in the covenants described in this prospectus or set forth in the applicable base indenture with respect to the new debt securities;

•	any depositaries, interest rate calculation agents, exchange rate calculation agents or other agents with respect to the new debt securities;

•

the provisions, if any, relating to conversion or exchange of any securities of such series, including if applicable, the conversion or exchange price and period, provisions as to whether conversion or exchange will be mandatory, the events requiring an adjustment of the conversion or exchange price and provisions affecting conversion or exchange;

•	if applicable, the terms of any guarantee of the new debt securities; and

•

any other terms of the new debt securities, which may supplement, modify or delete any provision of the applicable base indenture as it applies to that series or any guarantees of new debt securities of that series, including any terms that may be required under applicable law or regulations or advisable in connection with the marketing of the securities.

The applicable issuer may issue new debt securities that provide for an amount less than their stated principal amount to be due and payable upon declaration of acceleration of their maturity pursuant to the terms of the applicable base indenture. Information on material federal income tax considerations and other special considerations applicable to any of these new debt securities will be provided in the applicable prospectus supplement.

If the purchase price of any of the new debt securities is denominated in a foreign currency or currencies or a foreign currency unit or units, or if the principal of, and any premium and interest on, any series of new debt securities is payable in a foreign currency or currencies or a foreign currency unit or units, then information on the restrictions, elections, general tax considerations, specific terms and other information with respect to that issue of new debt securities and such foreign currency or currencies or foreign currency unit or units will be provided in the applicable prospectus supplement.

Transfer and Exchange

Each new debt security will be represented by either one or more global securities registered in the name of The Depository Trust Company, or the Depositary, or a nominee of the Depositary (which is referred to as a “book-entry debt security”) or a certificate issued in definitive registered form (which is referred to as a “certificated debt security”), as set forth in the applicable prospectus supplement. Except in limited circumstances, book-entry debt securities will not be issuable in certificated form.

Certificated Debt Securities. You may transfer or exchange certificated debt securities at any office the applicable issuer maintains for this purpose in accordance with the terms of the applicable base indenture. No service charge will be made for any transfer or exchange of certificated debt securities, but payment of a sum sufficient to cover any tax or other governmental charge payable in connection with a transfer or exchange may be required.

You may effect the transfer of certificated debt securities and the right to receive the principal of, or any premium or interest on, certificated debt securities only by surrendering the certificate representing those certificated debt securities and either reissuance by the applicable issuer through the trustee of the certificate to the new holder or the issuance by the applicable issuer through the trustee of a new certificate to the new holder or in accordance with the terms of the applicable base indenture.

Global Debt Securities and Book-Entry System. Each global debt security representing book-entry debt securities will be deposited with, or on behalf of, the Depositary and registered in the name of the Depositary or a nominee of the Depositary.

Covenants

Any restrictive covenants applicable to any issue of new debt securities will be set forth in the applicable prospectus supplement.

No Protection In the Event of a Change of Control

Unless stated otherwise in the applicable prospectus supplement, the new debt securities will not contain any provisions that may afford holders of the new debt securities protection in the event the applicable issuer has a change in control or in the event of a highly leveraged transaction (whether or not such transaction results in a change in control) that could adversely affect holders of new debt securities.

Consolidation, Merger and Sale of Assets

The applicable issuer may not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its properties and assets to any person (a “successor person”) unless:

•

the applicable issuer is the surviving person or the successor person (if other than the applicable issuer) is a person that is organized and validly existing under the laws of any U.S. domestic jurisdiction and expressly assumes the applicable issuer’s obligations on the new debt securities and under the applicable base indenture; and

•	immediately after giving effect to the transaction, no Default or Event of Default, shall have occurred and be continuing.

Notwithstanding the above, any subsidiaries of the applicable issuer may consolidate with, merge into or transfer all or part of its properties to the applicable issuer.

Events of Default

“Event of Default” means, with respect to any series of new debt securities, any of the following:

•

a default in the payment of any interest upon any new debt security of that series when it becomes due and payable, and continuance of such default for a period of 30 days (unless the entire amount of the payment is deposited by the applicable issuer with the trustee or with a paying agent prior to the expiration of the 30-day period);

•	a default in the payment of principal of any security of that series at its maturity;

•	a default in the deposit of any sinking fund payment, if, when and as due by the terms of the new debt securities of that series, and the continuance of such default for a period of 60 days;

•

a default in the performance or breach of any other covenant or warranty by the applicable issuer (or, in the case the new debt securities of that series are subject to a guarantee, the guarantor of such guarantee) in the applicable base indenture (other than a covenant or warranty that has been included in the applicable base indenture solely for the benefit of a series of new debt securities other than that series), which default continues uncured for a period of 60 days after the applicable issuer receives written notice from the trustee or the applicable issuer and the trustee receive written notice from the holders of not less than 25% in principal amount of the outstanding new debt securities of that series as provided in the applicable base indenture;

•

if the new debt securities of such series are subject to a guarantee of a guarantor, such guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by such guarantor or the applicable issuer not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated or permitted by the applicable base indenture or the terms of the new debt securities of that series;

•	certain voluntary or involuntary events of bankruptcy, insolvency or reorganization of the applicable issuer; and

•	any other Event of Default provided with respect to new debt securities of that series that is described in the applicable prospectus supplement.

No Event of Default with respect to a particular series of new debt securities (except as to certain events of bankruptcy, insolvency or reorganization) necessarily constitutes an Event of Default with respect to any other series of new debt securities (and, for these purposes, the 2024 notes will be deemed to be a separate series of new debt securities). The occurrence of certain Events of Default or an acceleration under the applicable base indenture may constitute an event of default under certain other indebtedness of the applicable issuer or its subsidiaries outstanding from time to time.

If an Event of Default with respect to new debt securities of any series at the time outstanding occurs and is continuing, then the trustee or the holders of not less than 25% in principal amount of the outstanding new debt securities of that series may, by a notice in writing to the applicable issuer (and to the trustee if given by the holders), declare to be due and payable immediately the principal of (or, if the new debt securities of that series are discount securities, that portion of the principal amount as may be specified in the terms of that series), and any premium and accrued and unpaid interest on, all new debt securities of that series. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization, the principal (or such specified amount) of, and any premium and accrued and unpaid interest on, all outstanding new debt securities of the applicable series will become and be immediately due and payable without any declaration or other act on the part of the trustee or any holder of outstanding new debt securities. At any time after a declaration of acceleration with respect to new debt securities of any series has been made, but before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding new debt securities of that series may rescind and annul the acceleration if all Events of Default (other than the non-payment of accelerated principal, premium and interest, if any, with respect to new debt securities of that series) have been cured or waived as provided in the applicable base indenture. You are referred to the prospectus supplement relating to any series of new debt securities that are discount securities for the particular provisions relating to acceleration of a portion of the principal amount of such discount securities upon the occurrence of an Event of Default.

The applicable base indenture will provide that the trustee will be under no obligation to exercise any of its rights or powers under the applicable base indenture unless the trustee receives indemnity satisfactory to it against any cost, liability or expense which might be incurred by it in exercising such right or power. Subject to certain rights of the trustee, the holders of a majority in principal amount of the outstanding new debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the new debt securities of that series.

No holder of any new debt security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to the applicable base indenture or for the appointment of a receiver or trustee, or for any remedy under the applicable base indenture, unless:

•	that holder has previously given to the trustee written notice of a continuing Event of Default with respect to new debt securities of that series; and

•

the holders of not less than 25% in principal amount of the outstanding new debt securities of that series have made written request, and offered indemnity or security, satisfactory to the trustee to institute the proceeding as trustee, and the trustee has (x) not received from the holders of not less than a majority in principal amount of the outstanding new debt securities of that series a direction inconsistent with that request and (y) failed to institute the proceeding within 60 days.

Notwithstanding any other provision in the applicable base indenture, the holder of any new debt security will have an absolute and unconditional right to receive payment of the principal of, and any premium and interest on, that new debt security on or after the due dates expressed in that new debt security and to institute suit for the enforcement of payment.

The applicable base indenture will require the applicable issuer to, within 120 days after the end of its fiscal year, furnish to the trustee a statement as to compliance with the applicable base indenture. If a Default or Event of Default occurs and is continuing with respect to the securities of any series and is actually known to a responsible officer of the trustee, then the trustee must mail to each holder of the securities of that series notice of a Default or Event of Default within 90 days after it occurs or, if later, after a responsible officer of the Trustee has knowledge of such Default or Event of Default. The applicable base indenture will provide that the trustee may withhold notice to the holders of new debt securities of any series of any Default or Event of Default (except in payment on any new debt securities of that series) with respect to new debt securities of that series if the trustee determines in good faith that withholding notice is in the interest of the holders of those new debt securities.

Modification and Waiver

The applicable issuer, the applicable guarantors, if any, and the trustee may modify and amend the applicable base indenture or the new debt securities of any series without the consent of any holder of any new debt security:

•	to cure any ambiguity, defect or inconsistency;

•	to evidence the succession of another person to the applicable issuer or, if applicable, any guarantor and the assumption by such successor person of the covenants of the applicable issuer or such guarantor, as applicable, in or pursuant to the applicable base indenture and in the new debt securities or the guarantees of such guarantor, as applicable;

•	to secure or provide additional security for all or any new debt securities of any series;

•

to add to the covenants of the applicable issuer or, if applicable, any guarantor for the benefit of the holders of all or any new debt securities of any series or to surrender any right or power conferred upon the applicable issuer or, if applicable, any guarantor with regard to all or any new debt securities of any series;

•	to provide for uncertificated debt securities in addition to or in place of certificated debt securities;

•	to make any change that does not materially adversely affect the rights of any holder;

•	to provide for the issuance of and establish the form, terms and conditions of new debt securities of any series and any guarantees thereof, as permitted by the applicable base indenture;

•

to evidence and provide for the acceptance of appointment by a successor trustee with respect to the new debt securities of one or more series and to add to or change any of the provisions of the applicable base indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one trustee;

•	to comply with requirements of the SEC in order to effect or maintain the qualification of the applicable base indenture under the Trust Indenture Act;

•

to amend the provisions of the applicable base indenture relating to the transfer and legending of new debt securities; provided, however, that (i) compliance with the applicable base indenture as so amended would not result in new debt securities being transferred in violation of the Securities Act or any applicable securities law; and (ii) such amendment does not materially and adversely affect the rights of holders to transfer new debt securities, except as required by law;

•	to add any additional Events of Default for the benefit of the holders of all or any new debt securities of any series;

•

to add to, change or eliminate any provision of the applicable base indenture in respect of all or any new debt securities of any series or any guarantees thereof, provided that such addition, change or elimination shall either (A) (i) not apply to any new debt security of any series or any guarantee thereof that was created prior to the execution and delivery of such supplemental indenture; and (ii) not modify the rights of the holder of any such new debt security with respect to such provision; or (B) become effective only when there are no new debt securities outstanding;

•

in the case of any new debt securities that, by their terms, may be converted into securities or other property (other than new debt securities of the same series and of like tenor), to (A) make provisions with respect to adjustments to the applicable conversion rate of such new debt securities as required or permitted by the applicable base indenture and the terms of such new debt securities; or (B) permit or facilitate the issuance, payment or conversion of such new debt securities;

•

to add any person as a guarantor of all or any new debt securities of any series, which new debt securities were not theretofore subject to a guarantee, or to add additional guarantors of all or any new debt securities of any series;

•

to evidence the release and discharge of any guarantor from its obligations under its guarantees of any new debt securities and its obligations under the applicable base indenture in respect of any new debt securities, in each case in accordance with the applicable base indenture and the terms of such new debt securities; or

•

to conform the text of the applicable base indenture or any new debt securities of any series or any guarantee to the description of the applicable base indenture, such new debt securities or such guarantee contained in this prospectus and the applicable prospectus supplement, provided that such supplemental indenture shall apply only to such new debt securities or guarantee.

Except to the extent the terms of a series of new debt securities otherwise provide with respect to any of such new debt securities or guarantee thereof, the applicable issuer may also modify and amend the applicable base indenture with the consent of the holders of at least a majority in principal amount of the outstanding new debt securities of each series affected by the modifications or amendments. However, no waiver or amendment may be made without the consent of the holders of each affected new debt security then outstanding if that waiver or amendment will:

•	reduce the amount of new debt securities whose holders must consent to an amendment, supplement or waiver;

•	reduce the rate of or extend the time for payment of interest (including default interest) on any new debt security;

•

reduce the principal of or premium, if any, on or change the fixed maturity of any new debt security or reduce the amount of, or postpone the date fixed for, the payment of any sinking fund or analogous obligation with respect to any series of new debt securities;

•	reduce the principal amount of discount securities payable upon acceleration of maturity;

•

waive a default in the payment of the principal of, or any premium or interest on, any new debt security (except a rescission of acceleration of the new debt securities of any series by the holders of at least a majority in aggregate principal amount of the then-outstanding new debt securities of that series and a waiver of the payment default that resulted from such acceleration);

•	make the principal of, or any premium or interest on, any new debt security payable in currency other than that stated in the new debt security;

•

make any change to certain provisions of the applicable base indenture relating to, among other things, (i) the right of holders of new debt securities to receive payment of the principal of, or any premium or interest on, new debt securities and to institute suit for the enforcement of any such payment; (ii) waivers of past defaults; and (iii) amendments and waivers that require the consent of each affected holder;

•	waive a redemption payment with respect to any new debt security;

•

in the case of any new debt security that is subject to a guarantee, release the guarantor of such guarantee from any of its obligations under such guarantee, except in accordance with the terms of the applicable base indenture and such new debt security;

•	make any change in the ranking or priority of any new debt security or any guarantee thereof that would adversely affect the holders of such new debt security; or

•

in the case of any new debt security that provides that the holder thereof may require the applicable issuer to repurchase or convert such new debt security, impair such holder’s right to require such repurchase or effect such conversion of such Security in accordance with the applicable base indenture and the terms of such new debt security.

Except in certain circumstances, the holders of at least a majority in principal amount of the outstanding new debt securities of any series may on behalf of the holders of all new debt securities of that series waive compliance by the applicable issuer or any guarantor of new debt securities of that series with provisions of the applicable base indenture or guarantee. The holders of a majority in principal amount of the outstanding new debt securities of any series may, on behalf of the holders of all the new debt securities of such series, waive any past default under the applicable base indenture with respect to that series and its consequences, except a default in the payment of the principal of, or any premium or interest on, any new debt security of that series. The holders of a majority in principal amount of the outstanding new debt securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from the acceleration.

Defeasance of New Debt Securities and Certain Covenants in Certain Circumstances

Legal Defeasance. The applicable base indenture will provide that, unless otherwise provided by the terms of the applicable series of new debt securities, the applicable issuer and the guarantors, if any, will be deemed to have paid and discharged the entire indebtedness on all the outstanding new debt securities of any series on the 123rd day after the date of the deposit referred to below, and the provisions of the applicable base indenture, as it relates to such outstanding new debt securities of such series, will no longer be in effect, except as to certain specified rights, powers, immunities and provisions. In order to effect such legal defeasance, the following conditions, among others, must be satisfied:

•

subject to certain rights of the applicable issuer and guarantors, if any, the applicable issuer or, if applicable, any guarantor(s), must deposit, or cause to be irrevocably deposited, with the trustee money or U.S. government obligations or, in the case of new debt securities denominated in a single currency other than U.S. Dollars, government obligations of the government that issued or caused to be issued such currency, that, through the payment of interest and principal in accordance with their terms, will provide money in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants or investment bank, to pay and discharge each installment of principal of, premium and interest on and any mandatory sinking fund payments in respect of all the new debt securities of that series on the stated maturity of those payments in accordance with the terms of the applicable base indenture and those new debt securities; and

•

such deposit will not result in a breach or violation of, or constitute a default under, the applicable base indenture or any other agreement or instrument to which the applicable issuer is a party or by which it is bound;

•

no default or Event of Default with respect to the new debt securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after such date; and

•

the applicable issuer or guarantor(s) must deliver to the trustee an opinion of counsel stating that the applicable issuer or guarantor(s), as applicable, have received from, or there has been published by, the U.S. Internal Revenue Service a ruling or, since the date of execution of the applicable base indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the new debt securities of that series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit, defeasance and discharge and will be subject to U.S. federal income tax on the same amounts and in the same manner and at the same times as would have been the case if the deposit, defeasance and discharge had not occurred.

Defeasance of Certain Covenants. The applicable base indenture will provide that, unless otherwise provided by the terms of the applicable series of new debt securities, upon compliance with certain conditions:

•

the applicable issuer and, if applicable, may omit to comply with the covenant described under the heading “Consolidation, Merger and Sale of Assets” and certain other covenants set forth in the applicable base indenture, as well as any additional covenants which may be described in the applicable prospectus supplement; and

•

any omission to comply with those covenants, or with certain other Events of Default, will not constitute a default or an Event of Default with respect to the new debt securities of that series (“covenant defeasance”).

The conditions include the following, among others:

•

subject to certain rights of the applicable issuer and guarantors, if any, the applicable issuer or, if applicable, any guarantor(s), must deposit, or cause to be irrevocably deposited, with the trustee money or U.S. government obligations or, in the case of new debt securities denominated in a single currency other than U.S. Dollars, government obligations of the government that issued or caused to be issued such currency, that, through the payment of interest and principal in accordance with their terms, will provide money in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants or investment bank, to pay and discharge each installment of principal of, premium and interest on and any mandatory sinking fund payments in respect of all the new debt securities of that series on the stated maturity of those payments in accordance with the terms of the applicable base indenture and those new debt securities; and

•

the applicable issuer or guarantor(s) must deliver to the trustee an opinion of counsel to the effect that the holders of the new debt securities of that series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the deposit and related covenant defeasance and will be subject to U.S. federal income tax on the same amounts and in the same manner and at the same times as would have been the case if the deposit and related covenant defeasance had not occurred.

Covenant Defeasance and Events of Default. In the event the applicable issuer exercises its option to effect covenant defeasance with respect to any series of new debt securities, and the new debt securities of that series are declared due and payable immediately following an acceleration after the occurrence of any Event of Default, the amount of money or U.S. government obligations or foreign government obligations on deposit with the trustee will be sufficient to pay amounts due on the new debt securities of that series at the time of their stated maturity but may not be sufficient to pay amounts due on the new debt securities of that series at the time of such acceleration. However, the applicable issuer shall remain liable for those payments.

Governing Law

The applicable base indenture and the new debt securities, including any claim or controversy arising out of or relating to the applicable base indenture or the securities, will be governed by the laws of the State of New York (without regard to the conflicts of laws provisions thereof, other than Section 5-1401 of the General Obligations Law).

DESCRIPTION OF GUARANTEES

To the extent provided in the applicable supplement to this prospectus, the debt securities offered and sold pursuant to this prospectus may be guaranteed by one or more guarantors. Each guarantee will be issued under a supplement to the applicable indenture. The prospectus supplement relating to a particular issue of guarantees will describe the terms of those guarantees, including the following, to the extent applicable:

•	the series of debt securities to which the guarantees apply;

•	whether the guarantees are secured or unsecured;

•	whether the guarantees are senior, senior subordinated or subordinated;

•	the terms under which the guarantees may be amended, modified, waived, released or otherwise terminated, if different from the provisions applicable to the guaranteed debt securities; and

•	any additional terms of the guarantees.

PLAN OF DISTRIBUTION

The issuers may sell the securities domestically or abroad to one or more underwriters for public offering and sale by them or may sell the securities to investors directly or through dealers or agents, or through a combination of methods. Any underwriter, dealer or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement.

Underwriters may offer and sell the securities at: (i) a fixed price or prices, which may be changed, (ii) market prices prevailing at the time of sale, (iii) prices related to the prevailing market prices at the time of sale or (iv) negotiated prices. The issuers also may, from time to time, authorize underwriters acting as their agents to offer and sell the securities upon the terms and conditions as are set forth in the applicable prospectus supplement. In connection with the sale of securities, underwriters may be deemed to have received compensation from the applicable issuer in the form of underwriting discounts or commissions and may also receive commissions from purchasers of securities for whom they may act as agent. Underwriters may sell securities to or through dealers, and the dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agent.

Any underwriting compensation paid by an issuer to underwriters, dealers or agents in connection with the offering of securities, and any discounts, concessions or commissions allowed by underwriters to participating dealers, will be set forth in the applicable prospectus supplement. Dealers and agents participating in the distribution of the securities may be deemed to be underwriters, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Underwriters, dealers and agents may be entitled, under agreements entered into with any of the issuers, to indemnification against and contribution toward civil liabilities, including liabilities under the Securities Act. Any indemnification agreement will be described in the applicable prospectus supplement.

Unless specified otherwise in the applicable prospectus supplement, any series of securities issued hereunder will be a new issue with no established trading market (other than Kennedy-Wilson Holdings’ common stock, which is listed on the NYSE). If Kennedy-Wilson Holdings sells any shares of its common stock pursuant to a prospectus supplement, such shares will be listed on the NYSE, subject to official notice of issuance. The issuers may elect to list any other securities issued hereunder on any exchange, but the issuers are not obligated to do so. Any underwriters or agents to or through whom such securities are sold for public offering and sale may make a market in such securities, but such underwriters or agents will not be obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of the trading market for any such securities.

If indicated in the applicable prospectus supplement, the issuers may authorize underwriters or other persons acting as the issuers’ agents to solicit offers by institutions or other suitable purchasers to purchase the securities from the issuers at the public offering price set forth in the prospectus supplement, pursuant to delayed delivery contracts providing for payment and delivery on the date or dates stated in the prospectus supplement. These purchasers may include, among others, commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. Delayed delivery contracts will be subject to the condition that the purchase of the securities covered by the delayed delivery contracts will not at the time of delivery be prohibited under the laws of any jurisdiction in the United States to which the purchaser is subject. The underwriters and agents will not have any responsibility with respect to the validity or performance of these contracts.

To facilitate the offering of the securities, certain persons participating in the offering may engage in transactions that stabilize, maintain, or otherwise affect the price of the securities. This may include over-allotments or short sales of the securities, which involves the sale by persons participating in the offering of more securities than the issuers sold to them. In these circumstances, these persons would cover the over-allotments or short positions by making purchases in the open market or by exercising their over-allotment option. In addition, these persons may stabilize or maintain the price of the securities by bidding for or purchasing securities in the open market or by imposing penalty bids, whereby selling concessions allowed to dealers participating in the offering may be reclaimed if securities sold by them are repurchased in connection with stabilization transactions. The effect of these transactions may be to stabilize or maintain the market price of the securities at a level above that which might otherwise prevail in the open market. These transactions may be discontinued at any time.

The underwriters, dealers and agents and their affiliates may be customers of, engage in transactions with and perform services for the issuers in the ordinary course of business.

The specific plan of distribution, including any underwriters, dealers, agents or direct purchasers and their compensation, will be identified in a prospectus supplement.

LEGAL MATTERS

Certain matters will be passed upon for the issuers by Latham & Watkins LLP, Los Angeles, California. Certain other matters will be passed on for the issuers by Kulik, Gottesman, Siegel & Ware, LLP, Los Angeles, California.

EXPERTS

The consolidated financial statements and schedules of Kennedy-Wilson Holdings, Inc. and subsidiaries as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2018 have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, whose reports are incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

TRANSFER AGENT AND REGISTRAR

The transfer agent and registrar for Kennedy-Wilson Holdings common stock is Continental Stock Transfer & Trust Company. Its telephone number is (212) 509-4000.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution

The following table sets forth all expenses to be paid by the registrants in connection with this offering. All dollar amounts shown are estimates.

SEC registration fee	$ —	(1)
Legal fees and expenses	75,000	(2)
Accounting fees and expenses	75,000	(2)
Printing expenses	15,000	(2)

Total

(1)	Deferred in accordance with Rule 456(b) and 457(r).
(2)	Does not include expenses of preparing any accompanying prospectus supplements, listing fees, transfer agent fees and other expenses related to offerings of particular securities.

Item 15. Indemnification of Directors and Officers

Kennedy-Wilson Holdings, Inc. and Kennedy-Wilson, Inc.

Kennedy-Wilson, Inc.’s Amended and Restated Certificate of Incorporation provides as follows:

“SEVENTH.

1. Actions, Suits and Proceedings Other than by or in the Right of the Corporation.

The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a action or proceeding, had no reasonable cause to believe his conduct was unlawful. The plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in Section 6 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

2. Actions of Suits by or in the Right of the Corporation.

The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action of suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware of such other court shall deem proper.

3. Indemnification for Expenses of Successful Party.

Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections I and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purpose hereof to have been wholly successful with respect thereto.

4. Notification and Defense of Claim.

As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

5. Advance of Expenses.

Subject to the provisions of Section 6 below, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter, provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article. Such undertaking may be accepted without reference to the financial ability of such person to make such repayment.

6. Procedure for Indemnification.

In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 the Corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance by (i) a majority vote of the directors of the Corporation who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), even though less than a quorum, (ii) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel (who may be regular legal counsel to the corporation) in a written opinion, (iii) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, or (iv) the Delaware Court of Chancery.

7. Remedies.

The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Section 6. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee’s expenses (including attorneys’ fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

8. Subsequent Amendment.

No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

9. Other Rights.

The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time (0 time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

10. Partial Indemnification.

If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys’ fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

11. Insurance.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

12. Merger or Consolidation.

If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

13. Savings Clause.

If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by an applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

14. Definitions.

Terms used herein and defined in Section l45(h) and Section l45(i) of the General Corporation Law of the State of Delaware shall have the respective meanings assigned to such terms in such Section l45(h) and Section l45(i).

15. Subsequent Legislation.

If the General Corporation Law of the State of Delaware is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.”

Kennedy-Wilson, Inc.’s Amended and Restated By-Laws provides as follows:

“Article VII.—Indemnification.

7.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of being or having been a director or officer of the Corporation or serving or having served at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such proceeding is alleged action or failure to act in an official capacity as a director, trustee, officer, employee or agent or in any other capacity while serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware GCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto) (as used in this Article 7, the “Delaware Law”), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in §7.2 hereof with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article 7 shall be a contract right and shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the Delaware Law so requires, an Advancement of Expenses incurred by an Indemnitee shall be made only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Article 7 or otherwise.

7.2. Right of Indemnitee to Bring Suit. If a claim under §7.1 hereof is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be twenty days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking the Corporation shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the Delaware Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article 7 or otherwise shall be on the Corporation.

7.3. Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

7.4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under this Article 7 or under the Delaware Law.

7.5. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the Advancement of Expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article 7 with respect to the indemnification and Advancement of Expenses of directors and officers of the Corporation.”

Kennedy-Wilson Holdings, Inc.’s Amended and Restated Certificate of Incorporation provides as follows:

“SEVENTH: The following paragraphs shall apply with respect to liability and indemnification of the Corporation’s officers and directors and certain other persons:

A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph (A) by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.”

Kennedy-Wilson Holdings, Inc.’s amended and restated by-laws provides as follows:

“Article VII Indemnification of Directors and Officers

7.1 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

7.2 The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

7.3 To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article VII, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.

7.4 Any indemnification under sections 1 or 2 of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such section. Such determination shall be made:

(a) By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or

(b) If such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

(c) By the stockholders.

7.5 Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses (including attorneys’ fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

7.6 The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

7.7 The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

7.8 For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article VII with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation if its separate existence had continued.

7.9 For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

7.10 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.11 No director or officer of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not limit the liability of a director or officer (i) for any breach of the director’s or the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director or officer derived an improper personal benefit.”

Section 145 of the DGCL concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer of the corporation at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Subsidiary Guarantors

Delaware Corporate Subsidiary Guarantors

The subsidiary guarantors that are Delaware corporations are subject to the provisions of the DGCL described above with respect to Kennedy-Wilson, Inc. and Kennedy-Wilson Holdings, Inc.

The Certificates of Incorporation of each of Kennedy-Wilson Property Services II, Inc., Kennedy-Wilson Property Equity II, Inc. and Kennedy-Wilson Property Special Equity II, Inc. provide as follows:

“Ninth: A Director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.”

The Certificate of Incorporation of Fairways 340 Corp. provides as follows:

“EIGHTH. To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this corporation (and any other persons to which the General Corporation Law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders and others.”

The By-Laws of each of Kennedy-Wilson Property Services II, Inc., Kennedy-Wilson Property Equity II, Inc. and Kennedy-Wilson Property Special Equity II, Inc. provide as follows:

“ARTICLE VIII—INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1. Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this ARTICLE VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2. Right to Advancement of Expenses.

The right to indemnification conferred in Section 1 of this ARTICLE VIII shall include the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in sections Section 1 and Section 2 of this ARTICLE VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

Section 3. Right of Indemnitee to Bring Suit.

If a claim under Section 1 and Section 2 of this ARTICLE VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this ARTICLE VIII or otherwise shall be on the Corporation.

Section 4. Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this ARTICLE VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 5. Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6. Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.”

The Bylaws of Fairways 340 Corp. provides as follows:

“Section 16. Indemnification of Agents of the Corporation; Purchase of Liability Insurance.

(a) For the purpose of this Section, “agent” shall means any person who is or was a director, officer, employee, or other agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that predecessor corporation of this Corporation or of another enterprise at the request of such predecessor corporation; “proceeding” shall mean any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” shall include, without limitation, attorneys’ fees and all expenses of establishing a right to indemnification under subdivisions (d) or (e) of this Section 16.

(b) This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this Corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonable incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of this Corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Corporation or that the person had reasonable cause to believe that the person’s conduct was unlawful.

(c) This Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of this Corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of this Corporation and its stockholders. No indemnification shall be made under this subdivision for any of the following: (1) In respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to this Corporation in the performance of such person’s duty to this Corporation and its stockholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine; (2) Of amounts paid in settling or otherwise disposing of a pending action without court approval; or (3) Of expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval.

(d) To the extent that an agent of this Corporation has been successful on the merits in defense of any proceeding referred to in subdivisions (b) or (c) of this Section 16, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

(e) Except as provided in the Certificate of Incorporation or in subdivision (d) of this Section 16, any indemnification under this Section shall be made by this Corporation only if authorized in the specific case, upon a determination that indemnification. of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in subdivisions (b) or ( c) of this Section 16; by any of the following: (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding; (2) If such a quorum of directors is not obtainable, by independent legal counsel in a written opinion; (3) Approval or ratification by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present or by written consent of holders of a majority of the outstanding shares entitled to vote. For such purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote thereon; or (4) The court in which such proceeding is or was pending, upon application made by this Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or person is opposed by this Corporation.

(f) This Corporation may advance expenses incurred by an agent in defending any proceeding prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount if it shall be determined ultimately that the agent is not entitled to be indemnified as authorized in this Section 16.

(g) The rights to indemnity hereunder shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of the person. Nothing contained in this Section 16 shall affect any right to indemnification to which persons other than directors and officers of this Corporation or any subsidiary hereof may be entitled by contract or otherwise.

(h) No indemnification or advance shall be made under this Section 16, except as provided in subdivisions (d) or (e)(3) of this Section 16, in any circumstance where it appears: (1) That it would be inconsistent with the Certificate of Incorporation, a resolution of the stockholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or (2) That it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

(i) Upon and in the event of a determination-by the Board of Directors to purchase such insurance, this Corporation shall purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such whether or not this Corporation would have the power to indemnify the agent against such liability under the provisions of this Section 16.”

The Certificates of Incorporation and Bylaws of each of Kennedy-Wilson Properties, Ltd., Kennedy-Wilson Property Services, Inc., Kennedy Wilson Property Services III, L.P., Kennedy-Wilson Property Equity, Inc., Kennedy-Wilson Property Special Equity, Inc., Kennedy Wilson Overseas Investments, Inc., and Kennedy Wilson Property Services IV, L.P. are silent with respect to indemnification.

Delaware Limited Liability Company Subsidiary Guarantors

The subsidiary guarantors that are Delaware limited liability companies are subject to the provisions of the Delaware Limited Liability Company Act. Section 18-108 of the Delaware Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The Certificates of Formation of each of KWF Investors I, LLC, KWF Investors III, LLC,SG KW Venture I Manager LLC, KW Loan Partners I LLC, KWF Investor IV, LLC, KWF Investor V, LLC, Dillingham Ranch Aina LLC, KW Ireland, LLC, Kennedy Wilson Property Equity IV, LLC, KW BASGF II Manager, LLC, 68-540 Farrington, LLC, KW Summer House Manager, LLC, KWF Manager I, LLC, KWF Manager II, LLC, KWF Manager III, LLC, KWF Manager IV, LLC, Kennedy-Wilson Property Special Equity III, LLC, Kennedy Wilson Property Services III GP, LLC, KW Montclair, LLC, KW Serenade Manager, LLC, KW Redmond Manager, LLC, KW Dillingham Aina LLC, KW Armacost, LLC, Santa Maria Land Partners Manager, LLC, KW Investment Adviser, LLC, KW Four Points, LLC, KW Loan Partners VII, LLC, KWF Investors VII, LLC, KWF Investors IV, LLC, KWF Investors V, LLC, KWF Manager VII, LLC, KW Residential Capital, LLC, KW Boise Plaza, LLC, KW Loan Partners VIII, LLC, Kennedy Wilson Property Services IV GP, LLC, KW EU Loan Partners II, LLC, KW 1200 Main, LLC, KW Harrington LLC, KW 5200 Lankershim Manager, LLC, KWF Manager X, LLC, KWF Manager XI, LLC, KWF Manager XII, LLC, KW Real Estate Venture XIII, LLC, KWF Manager XIII, LLC, KW EU Loan Partners III, LLC, KW EU Investors I, LLC, KW Richfield Plaza, LLC, KW Currier Square Shopping Center, LLC, KW Creekview Shopping Center, LLC, KW Securities, LLC, KW Victory Land Loan LLC, KW Victory Plaza Loan, LLC, KW EU Investors III, LLC, KW EU Investors IV, LLC, KW EU Investors V, LLC, KW 2012T LLC, KW EU Investors II, LLC, Country Ridge IX, LLC, KW EU Investors VII, LLC, KW EU Investors VIII, LLC, KW EU Investors IX, LLC, KW EU Investors X, LLC, KW

Park Santa Fe, LLC, KW Cypress, LLC, KW Tacoma Condos, LLC, KW Desert Ramrod, LLC, KW Red Cliff Shopping Center, LLC, KW Holiday Village Shopping Center, LLC, KW 9350 Civic Center Drive, LLC, KW Taylor Yard 55, LLC, KW Hilltop Manager II, LLC, KW 2013J LLC, KW Bozeman Investors, LLC, KW One Baxter Way GP, LLC, KW University Glen Manager, LLC, KW Riverdale and 36, LLC, KW 400 California Member, LLC, KW CIG Management Services, LLC, KW 2013S LLC,KW Terra West Sponsor, LLC, KW Hanover Quay, LLC, Kennedy Wilson Property Equity VI, LLC, Kennedy Wilson Property Services VI, LLC, KW 2013Y LLC, KW LV 3 Sponsor, LLC, KW Eden Plaza, LLC, KW NB LLC, KW Camarillo Land, LLC, KWPortland Southgate, LLC, KW 2013EE LLC, , KW EU PRS Investor, LLC, KW Rosewood Premiere, LLC, KW River Pointe Premiere, LLC, KW Kawana Springs, KW Quebec Participant, LLC, KW Quebec Asset Manager, LLC, KW Real Estate II Equity, LLC, KW Real Estate II Carry, LLC, KW Real Estate II GP, LLC, KW Sunset CP Participant, LLC, KW Sunset CP Asset Manager, LLC, KW CP West Hills Participant, LLC, KW CP West Hills Asset Manager, LLC, KW Linder Road, LLC, KW Seattle Office Portfolio GP, LLC, KW CDO Investor, LLC, Diamond 1 US, LLC, Diamond 2 US, LLC, KW Hamilton Landing—Land, KW Rancho Mirage Loan, LLC, KW Sunset North LLC, KW Heights Investor, LLC, KW Burlingame Point Loan, LLC, KW Pacifica LLC, KW Riverwalk LLC, KW ABQ LLC, KW 2016F LLC, KW 2016G LLC, KW 2016H LLC, KW 2016I LLC, KW 2016J LLC, KW 2016K LLC, KW 2016L LLC, KW 2016M LLC, KW 2016N LLC, KW 2016O LLC, KW 2016P LLC, KW 2016Q LLC, KW 2016R LLC, KW 2016S LLC, KW 2016T LLC, KW 2016U LLC, KW 2016V LLC, KW 2016W LLC, KW 2016X LLC, KW 2016Y LLC and KW 2016Z LLC, KW 2019A, LLC, KW 2019B, LLC, KW 2019C, LLC, KW 2019D, LLC, KW 2019E, LLC, KW 2019F, LLC, KW 2019G, LLC, KW 2019H, LLC, KW 2019I, LLC, KW 2019J, LLC, are silent with respect to indemnification.

The Limited Liability Company Agreements of each of KWF Investors I, LLC, KWF Investors III, LLC, SG KW Venture I Manager LLC, KWF Investors V, LLC and KWF Investors IV, LLC and the Amended and Restated Limited Liability Company Agreement of KW Loan Partners I, LLC provide as follows:

“ARTICLE XI: INDEMNIFICATION

11.1 Indemnification. The Company shall indemnify and hold harmless each of the Members and Manager, and each of their respective officers, directors, shareholders, partners, members, trustees, beneficiaries, employees, agents, heirs, assigns, successors-in-interest and Affiliates, (collectively, “Indemnified Persons”) from and against any and all losses, damages, liabilities and expenses, (including costs and reasonable attorneys’ fees), judgments, fines, settlements and other amounts (collectively “Liabilities”) reasonably incurred by any such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil, criminal, administrative or investigative and whether threatened, pending or completed (collectively a “Proceeding”), in which any such Indemnified Person may be involved or with which any such Indemnified Person may be threatened, with respect to or arising out of any act performed by the Indemnified Person or any omission or failure to act if (a) the performance of the act or the omission or failure was done in good faith and within the scope of the authority conferred upon the Indemnified Person by this Agreement or by the Act, except for acts of willful misconduct, gross negligence or reckless disregard of duty, or acts which constitute a material breach of this Agreement or from which such Indemnified Person derived an improper personal benefit or (b) a court of competent jurisdiction determines upon application that, in view of all of the circumstances, the Indemnified Person is fairly and reasonably entitled to indemnification from the Company for such Liabilities as such court may deem proper. The Company’s indemnification obligations hereunder shall apply not only with respect to any Proceeding brought by the Company or a Member but also with respect to any Proceeding brought by a third party. As a condition to the indemnification and other rights granted to an Indemnified Person pursuant to this Article, however, that Indemnified Person may not settle any action, suit or proceeding without the written consent of the Manager.

11.2 Contract Right: Expenses. The right to indemnification conferred in this ARTICLE XI shall be a contract right and shall include the right to require the Company to advance the expenses incurred by the Indemnified Person in defending any such Proceeding in advance of its final disposition: provided, however, that, if the Act so requires, the payment of such expenses in advance of the final disposition of a Proceeding shall be made only upon receipt by the Company of an undertaking, by or on behalf of the indemnified Person, to repay all amounts so advanced if it shall ultimately be determined that such Person is not entitled to be indemnified under this ARTICLE XI or otherwise.

11.3 Indemnification of Officers and Employees. The Company may, to the extent authorized from time to time by the Manager, grant rights to indemnification and to advancement of expenses to any officer, employee or agent of the Company to the fullest extent of the provisions of this ARTICLE XI with respect to the indemnification and advancement of expenses of Members and Manager of the Company.

11.4 Insurance. The Company may purchase and maintain insurance on behalf of any Person who is or was an agent of the Company against any liability asserted against that Person and incurred by that Person in any such capacity or arising out of that Person’s status as an agent, whether or not the Company would have the power to indemnify that Person against liability under the provisions of Section 11.1 or under applicable law.”

The Amended and Restated Limited Liability Company Agreement of Dillingham Ranch Aina, LLC and the Limited Liability Company Agreements of each of KW Ireland, LLC, Kennedy Wilson Property Equity IV, LLC, Santa Maria Land Partners Manager, LLC, KW Four Points, LLC, KW Loan Partners VII, LLC, KW Residential Capital, LLC, KW Boise Plaza, LLC, KW Loan Partners VIII, LLC, KW EU Loan Partners II, LLC, KW 1200 Main, LLC, KW Harrington LLC, KW 5200 Lankershim Manager, LLC, KWF Manager XI, LLC, KWF Manager XII, LLC, KW Real Estate Venture XIII, LLC, provide as follows:

“14. Exculpation; Indemnification by the Company. To the maximum extent permitted by law, the Sole Member shall not be liable to the Company or any other Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Sole Member in good faith on behalf of the Company in the conduct of the business or affairs of the Company. Further, to the maximum extent permitted by law, the Company shall defend, indemnify and hold harmless the Sole Member and, if the Sole Member so elects by notice to any such other Person, any of the Sole Member’s Affiliates and members, and any of its or their respective shareholders, members, directors, officers, employees, agents, attorneys or Affiliates, from and against any and all liabilities, losses, claims, judgments, fines, settlements and damages incurred by the Sole Member, or by any such other Person, arising out of any claim based upon any acts performed or omitted to be performed by the Sole Member, or by any such other Person on behalf of the Sole Member, in connection with the organization, management, business or property of the Company, including costs, expenses and attorneys’ fees (which may be paid as incurred) expended in the settlement or defense of any such claims.”

The Limited Liability Company Agreements of each of KWF Manager X, LLC, KWF Manager XIII, LLC, KW EU Loan Partners III, LLC, KW EU Investors I, LLC, KW Richfield Plaza, LLC, KW Currier Square Shopping Center, LLC, KW Creekview Shopping Center, LLC, KW Securities, LLC, KW Victory Land Loan LLC, KW Victory Plaza Loan, LLC, EU Investors III, LLC, EU Investors IV, LLC, EU Investors V, LLC, KW 2012T LLC, KW Investors II, LLC, KW Country Ridge IX, LLC, KW EU Investors VII, LLC, KW EU Investors VIII, LLC, KW EU Investors IX, LLC, KW EU Investors X, LLC, KW Park Santa Fe, LLC, KW Cypress, LLC, KW Tacoma Condos, LLC, KW Desert Ramrod, LLC, KW Red Cliff Shopping Center, LLC, KW Holiday Village Shopping Center, LLC, KW 9350 Civic Center Drive, LLC, KW Taylor Yard 55, LLC, KW Hilltop Manager II, LLC, KW Bozeman Investors, LLC, KW One Baxter Way GP, LLC, KW University Glen Manager, LLC, KW 2013S LLC, , KW MW Mullan, LLC, KW Eden Plaza, LLC, KW Portland Southgate, LLC, KW 2013EE LLC, KW EU PRS Investor, LLC, KW Rosewood Premiere, LLC, KW River Pointe Premiere, LLC, KW Kawana Springs, KW Quebec Participant, LLC, KW Quebec Asset Manager, LLC, KW Real Estate II Equity, LLC, KW Real Estate II Carry, LLC, KW Real Estate II GP, LLC, KW Sunset CP Participant, LLC, KW Sunset CP Asset Manager, LLC, KW CP West Hills Participant, LLC, KW CP West Hills Asset Manager, LLC, KW Linder Road, LLC, KW Seattle Office Portfolio GP, LLC, KW CDO Investor, LLC, Diamond 1 US, LLC, Diamond 2 US, LLC, KW Hamilton Landing—Land, KW Rancho Mirage Loan, LLC, KW Sunset North LLC, KW Heights Investor, LLC, KW Burlingame Point Loan, LLC, KW Pacifica LLC, KW Riverwalk LLC, KW ABQ LLC, KW 2016F LLC, KW 2016G LLC, KW 2016H LLC, KW 2016I LLC, KW 2016J LLC, KW 2016K LLC, KW 2016L

LLC, KW 2016M LLC, KW 2016N LLC, KW 2016O LLC, KW 2016P LLC, KW 2016Q LLC, KW 2016R LLC, KW 2016S LLC, KW 2016T LLC, KW 2016U LLC, KW 2016V LLC, KW 2016W LLC, KW 2016X LLC, KW 2016Y LLC, KW 2016Z LLC, KW 2019A, LLC, KW 2019B, LLC, KW 2019C, LLC, KW 2019D, LLC, KW 2019E, LLC, KW 2019F, LLC, KW 2019G, LLC, KW 2019H, LLC, KW 2019I, LLC, and KW 2019J, LLC and the Amended and Restated Limited Liability Company Agreements of each of KW Riverdale and 36, LLC, KW 400 California Member, LLC, KW CIG Management Services, LLC, KW Terra West Sponsor, LLC, KW Hanover Quay, LLC, Kennedy Wilson Property Equity VI, LLC, Kennedy Wilson Property Services VI, LLC, KW LV 3 Sponsor, LLC, KW NB LLC, and KW Camarillo Land, LLC, provide as follows:

“14. Exculpation; Indemnification by the Company. To the maximum extent permitted by law, neither the Sole Member nor any Company officer shall be liable to the Company or any other Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Sole Member or officer in good faith on behalf of the Company in the conduct of the business or affairs of the Company. Further, to the maximum extent permitted by law, the Company shall defend, indemnify and hold harmless the Sole Member and each officer and, if the Sole Member or officer so elects by notice to any such other Person, any of the Sole Member’s Affiliates and members and any officer, and any of its or their respective shareholders, members, directors, officers, employees, agents, attorneys or Affiliates, from and against any and all liabilities, losses, claims, judgments, fines, settlements and damages incurred by the Sole Member or officer, or by any such other Person, arising out of any claim based upon any acts performed or omitted to be performed by the Sole Member or officer, or by any such other Person on behalf of the Sole Member, in connection with the organization, management, business or property of the Company, including costs, expenses and attorneys’ fees (which may be paid as incurred) expended in the settlement or defense of any such claims.”

The Limited Liability Company Agreements of each of Kennedy Wilson Property Special Equity III, LLC, Kennedy Wilson Property Services III GP, LLC, and Kennedy Wilson Property Services IV GP, LLC provide as follows:

“Section 7. Liability: Indemnification.

(a) Any Member, Manager or officer, employee or agent of the Company (including a person having more than one such capacity) shall not be personally liable for any expenses, liabilities, debts or obligations of the Company solely by reason of acting in such capacity, except as otherwise provided by the Act.

(b) To the fullest extent permitted by applicable law, the Company shall indemnify and hold harmless each Member, Manager and officer, employee and agent of the Company from and against any and all losses, claims, damages, liabilities or expenses of whatever nature (each, a “Claim”), as incurred, arising out of or relating to the management or business of the Company; provided that such indemnification shall not apply to any such person if a court of competent jurisdiction has made a formal determination that such person (x) failed to act in good faith or, (y) was either grossly negligent or engaged in willful misconduct.”

The Limited Liability Company Agreements of each of KWF Manager I, LLC, KWF Manager II, LLC, KWF Manager III, LLC, and KWF Manager IV, LLC provide as follows:

“14. Exculpation; Indemnification by the Company. To the maximum extent permitted by law, the Sole Member shall not be liable to the Company or any other Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Sole Member in good faith on behalf of the Company in the conduct of the business or affairs of the Company. Further, to the maximum extent permitted by law, the Company shall defend, indemnify and hold harmless the Sole Member and, if the Sole Member so elects by notice to any other Person, any of the Sole Member’s Affiliates and members, and any of its or their respective shareholders, members, directors, officers employees, agents, attorneys or Affiliates, from and against any and all liabilities, losses, claims, judgments, fines, settlements and damages incurred by the Sole Member or by any such other person, arising out of any claim based on any acts performed or omitted to be performed by the Sole Member, or by any such other Person on behalf of the Sole Member, in connection with the organization, management, business or property of the Company, including costs, expense and attorneys’ fees (which may be paid as incurred) expended in the settlement or defense of any such claims.”

The Limited Liability Company Agreement of 68-540 Farrington, LLC provides as follows:

“Section 5.6. Indemnification. Subject to the limitations contained in Article 11 of the Act, the Company, to the fullest extent permitted by law and to the extent of its assets legally available for that purpose, will indemnify and hold harmless the Members and any partner, shareholder, director, officer, agent and Affiliate (collectively, the “Indemnified Persons”), from and against any and all loss, damage, expense (including without limitation reasonable fees and expenses of attorneys and other advisors and any court costs incurred by any Indemnified Person) or liability by reason of anything any Indemnified Person does or refrains from doing for, or in connection with, the business or affairs of, the Company (including, without limitation, recordkeeping and reporting activities under Sections 6.1 and tax matters under Sections 6.2. 6.5 and 6.6), except to the extent that the loss, damage, expense or liability results primarily from the Indemnified Person’s gross negligence or willful breach of a material provision of this Agreement which in either event causes actual, material damage to the Company.”

The Limited Liability Company Agreement of KW Summer House Manager, LLC provides as follows:

“5.4 Indemnification of Member. The Company, its receiver or trustee, shall indemnify and hold harmless Member and its affiliates, and their respective officers, directors, shareholders, partners, members, employees, agents, subsidiaries and assigns, from and against any liability, loss or damage incurred by them by reason of any act performed or omitted to be performed by them in connection with the Company business, including costs and attorneys’ fees, and any amounts expended in the settlement of any claims of liability, loss or damage, unless the loss, liability or damage was caused by the willful misconduct or fraud of Member or the indemnified person. Indemnification shall be made’ out of the assets or revenues of the Company without requiring additional capital contributions.”

The Operating Agreements of each of KW Montclair, LLC, KW Serenade Manager, LLC, KW Redmond Manager, LLC and KW Dillingham Aina LLC provide as follows:

“Indemnification. The Company shall indemnify, defend, and hold harmless the Manager from and against any and all liabilities of every kind, arising from or relating to the Company’s Business, except as to those matters arising from such Manager’s fraud, gross negligence, willful misconduct, or breach of fiduciary duty.”

The Limited Liability Company Agreement of KW BASGF II Manager, LLC provides as follows:

“The Company shall indemnify, defend, protect and hold harmless each officer duly appointed hereunder from any claim, damage, loss or liability which he or she may suffer which arises from or relates to the performance of the duties assigned to him or her by the President and/or Member. Any individual may hold any number of offices. No officer need be a resident of the State of California, Delaware or citizen of the United States. If the Member is a corporation, such corporation’s officers may serve as officers of Company if appointed by the Member.”

The Limited Liability Company Agreement of KW Armacost, LLC provides as follows:

“Section 19. Exculpation and Indemnification.

(a) None of the Member, any Officer, any employee or any agent of the Company, or any employee, representative, agent or Affiliate of the Member (collectively, the “Covered Persons”) shall, to the fullest extent permitted by law, be liable to the Company or any other Person that is a party to or is otherwise bound by this Agreement, for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person’s gross negligence or willful misconduct.

(b) To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person’s gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 by the Company shall be provided out of and to the extent of Company assets only, and the Member shall not have personal liability on account thereof.

(c) To the fullest extent permitted by applicable law, expenses (including reasonable legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 19.

(d) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

(e) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Member to replace such other duties and liabilities of such Covered Person.

(f) The foregoing provisions of this Section 19 shall survive any termination of this Agreement.”

The Limited Liability Company Agreement of KW Investment Adviser, LLC provides as follows:

“14. Indemnification. The Company shall indemnify and hold harmless the Member to the full extent permitted by law from and against any and all losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys’ fees and disbursements), judgments, fines, settlements, and other amounts (collectively, “Costs”) arising from any and all claims, demands, actions, suits, or proceedings (civil, criminal, administrative, or investigative) (collectively, “Actions”) in which the Member may be involved, or threatened to be involved as a party or otherwise, relating to the performance or nonperformance of any act concerning the activities of the Company. In addition, to the extent permitted by law, the Member may cause the Company to indemnify and hold harmless any managers and/or officers from and against any and all Costs arising from any or all actions arising in connection with the business of the Company or by virtue of such person’s capacity as an agent of the Company. Notwithstanding the foregoing, any and all indemnification obligations of the Company shall be satisfied only from the assets of the Company, and the Member shall have no liability or responsibility therefor.”

The Limited Liability Company Agreement of KWF Investors VII, LLC and KWF Manager VII, LLC provides as follows:

“14. Exculpation; Indemnification by the Company. To the maximum extent permitted by law, the Sole Member shall not be liable to the Company or any other Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Sole Member in good faith on behalf of the Company in the conduct of the business or affairs of the Company. Further, to the maximum extent permitted by law, the Company shall defend, indemnify and hold harmless the Sole Member, the named officers of the Company under Section 11 and any other person that is appointed as an officer of the Company pursuant to Section 11 and, if the Sole Member so elects by notice to any such other Person, any of the Sole Member’s Affiliates and members, and any of its or their respective shareholders, members, directors, officers, employees, agents, attorneys or Affiliates, from and against any and all liabilities, losses, claims, judgments, fines, settlements and damages incurred by the Sole Member, or by any such other Person, arising out of any claim based upon any acts performed or omitted to be performed by the Sole Member, or by any such other Person on behalf of the Sole Member, in connection with the organization, management, business or property of the Company, including costs, expenses and attorneys’ fees (which may be paid as incurred) expended in the settlement or defense of any such claims.”

California Corporate Subsidiary Guarantors

The subsidiary guarantors that are California corporations are subject to the provisions of the California Corporations Code (the “CCC”). Section 317 of the CCC authorizes a corporation to indemnify a person who is a party or is threatened to be made a party to any suit (other than a suit by or in the right of the corporation) by reason of the fact that such person is or was the corporation’s director or officer, or is or was serving at the corporation’s request as a director or officer of another entity, for expenses (including attorneys’ fees) and other liabilities actually and reasonably incurred by such person in connection with any such suit, provided such person acted in good faith and in a manner reasonably believed to be in the best interests of the corporation and, with respect to criminal actions, had no reasonable cause to believe his or her conduct was unlawful. Section 317 provides further that a corporation may indemnify a director or officer for expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of a suit by or in the right of the corporation, provided such person acted in good faith and in a manner reasonably believed to be in the best interests of the corporation and its shareholders. To the extent a corporation’s director or officer is successful on the merits in the defense of any such suit, that person shall be indemnified against expenses actually and reasonably incurred. Under Section 317 of the CCC, expenses incurred in defending any suit may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of any undertaking by or on behalf of the director or officer to repay that amount if it is ultimately determined that he or she is not entitled to indemnification.

The Articles of Incorporation of each of K-W Properties, K-W Santiago Inc., Kennedy-Wilson Tech Ltd. and KWP Financial I provides as follows:

“FIVE: The corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law.”

The Articles of Incorporation of Kennedy-Wilson Capital provides as follows:

“ARTICLE SIX: The corporation is authorized to indemnify the directors, officers, employees and agents of the corporation to the fullest extent permissible under California law.”

The Articles of Incorporation of each of each of Kennedy Wilson Auction Group Inc., Kennedy-Wilson International and Kennedy Wilson Real Estate Sales & Marketing are silent with respect to indemnification.

The Bylaws of each of K-W Properties, K-W Santiago Inc., Kennedy-Wilson Tech Ltd., KWP Financial I, Kennedy Wilson Auction Group Inc. and Kennedy Wilson Real Estate Sales & Marketing provides as follows:

“Article II, Section 5: Indemnification of Directors, Officers, Employees and Agents

The corporation may indemnify any Director, Officer, agent or employee as to those liabilities and on those terms and conditions as are specified in Section 317. In any event, the corporation shall have the right to purchase and maintain insurance on behalf of any such persons whether or not the corporation would have the power to indemnify such person against the liability insured against.”

The Bylaws of Kennedy-Wilson International are silent with respect to indemnification.

The Bylaws of Kennedy-Wilson Capital provides as follows:

“ARTICLE VI. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS.

Section 1. AGENTS, PROCEEDINGS, AND EXPENSES. For the purposes of this Article, “agent” means any person who is or was a director, officer, employee, or other agent of this corporation, or who is or was serving at the request of this corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or who was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of this corporation or of another enterprise at the request of such predecessor corporation; “proceeding” means any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes, without limitation, attorney fees and any expenses of establishing a right to indemnification under Section 4 or Section 5( d) of this Article VI.

Section 2. ACTIONS OTHER THAN BY THE CORPORATION. This corporation will have the power to indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this corporation to procure a judgment in its favor) by reason of the fact that such person is or was an agent of this corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if that person acted in good faith and in a manner that the person reasonably believed to be in the best interests of this corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption either that the person did not act in good faith and in a manner that the person reasonably believed to be in the best interests of this corporation or that the person had reasonable cause to believe that the person’s conduct was not unlawful.

Section 3. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. This corporation will have the power to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action by or in the right of this corporation to procure a judgment in its favor, by reason of the fact that such person is or was an agent of this corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of that action, if such person acted in good faith, in a manner such person believed to be in the best interests of this corporation and its shareholders. No indemnification will be made under this Section 3 for the following:

(a) Any claim, issue, or matter on which such person has been adjudged to be liable to this corporation in the performance of such person’s duty to the corporation and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending will determine on application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for expenses, and then only to the extent that the court will determine;

(b) Amounts paid m settling or otherwise disposing of a pending action without court approval; or

(c) Expenses incurred in defending a pending action that is settled or otherwise disposed of without court approval.

Section 4. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this corporation has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article VI, or in defense of any claim, issue, or matter therein, the agent will be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

Section 5. REQUIRED APPROVAL. Except as provided in Section 4 of this Article VI, any indemnification under this section will be made by the corporation only if authorized in the specific case, after a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Section 2 or 3 by one of the following:

(a) A majority vote of a quorum consisting of directors who are not parties to such proceeding;

(b) Independent legal counsel in a written opinion if a quorum of directors who are not parties to such a proceeding is not available.

(c) (i) The affirmative vote of a majority of shares of this corporation entitled to vote represented at a duly held meeting at which a quorum is present; or

(ii) the written consent of holders of a majority of the outstanding shares entitled to vote (for purposes of this subsection 5(c), the shares owned by the person to be indemnified will not be considered outstanding or entitled to vote thereon); or

(d) The court in which the proceeding is or was pending, on application made by this corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by this corporation.

Section 6. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the corporation before the final disposition of such proceeding on receipt of an undertaking by or on behalf of the agent to repay such amounts if it will be determined ultimately that the agent is not entitled to be indemnified as authorized in this Article VI.

Section 7. OTHER CONTRACTUAL RIGHTS. The indemnification provided by this Article VI will not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under, e.g., any bylaw, agreement, or vote of shareholders or disinterested directors, both regarding action in an official capacity and regarding action in another capacity while holding such office, to the extent that such additional rights to indemnification are authorized in the articles of the corporation. Nothing in this section will affect any right to indemnification to which persons other than such directors and officers may be entitled by contract or otherwise.

Section 8. LIMITATIONS. No indemnification or advance will be made under this Article VI, except as provided in Section 4 or Section 5(d), in any circumstance if it appears:

(a) That it would be inconsistent with a provision of the articles or bylaws, a resolution of the shareholders, or an agreement which prohibits or otherwise limits indemnification; or (b) That it would be inconsistent with any condition expressly imposed by a court in approving settlement.

Section 9. INSURANCE. This corporation may purchase and maintain insurance on behalf of any agent of the corporation insuring against any liability asserted against or incurred by the agent in that capacity or arising out of the agent’s status as such, whether or not this corporation would have the power to indemnify the agent against that liability under the provisions of this Article VI. Despite the foregoing, if this corporation owns all or a portion of the shares of the company issuing the policy of insurance, the insuring company or the policy will meet the conditions set forth in Corporations Code §317(i).

Section 10. FIDUCIARIES OF CORPORATE EMPLOYEE BENEFIT PLAN. This Article VI does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person’s capacity as such, even though that person may also be an agent of the corporation. The corporation will have the power, to the extent permitted by Corporations Code §207(f), to indemnify, and to purchase and maintain insurance on behalf of any such trustee, investment manager, or other fiduciary of any benefit plan for any or all of the directors, officers, and employees of the corporation or any of its subsidiary or affiliated corporations.

Section 11. SURVIVAL OF RIGHTS. The rights provided by this Article VI will continue for a person who has ceased to be an agent and will inure to the benefit of the heirs, executors, and administrators of such person.

Section 12. EFFECT OF AMENDMENT. Any amendment, repeal, or modification of this Article VI will not adversely affect an agent’s right or protection existing at the time of such amendment, repeal, or modification.

Section 13. SETTLEMENT OF CLAIMS. The corporation will not be liable to indemnify any agent under this Article VI for (a) any amounts paid in settlement of any action or claim effected without the corporation’s written consent, which consent will not be unreasonably withheld, or (b) any judicial award, if the corporation was not given a reasonable and timely opportunity to participate, at its expense, in the defense of such action.

Section 14. SUBROGATION. In the event of payment under this Article VI, the corporation will be subrogated, to the extent of such payment, to all of the rights of recovery of the agent, who will execute all papers required and will do everything that may be necessary to secure such rights, including the execution of such documents as may be necessary to enable the corporation effectively to bring suit to enforce such rights.

Section 15. NO DUPLICATION OF PAYMENTS. The corporation will not be liable under this Article VI to make any payment in connection with any claim made against the agent to the extent the agent has otherwise actually received payment, whether under a policy of insurance, an agreement, or a vote, or through other means, of the amounts otherwise indemnifiable under this Article.”

Delaware Limited Partnership Subsidiary Guarantors

The Certificate of Limited Partnership and Agreement of Limited Partnership of each of Kennedy Wilson Property Services III, L.P. and Kennedy Wilson Property Services IV, L.P. are silent with respect to indemnification.

California Limited Liability Company Subsidiary Guarantors

The subsidiary guarantors that are California limited liability companies are subject to the provisions of the California Limited Liability Company Act. Under Section 17153 of the California Limited Liability Company Act, except for a breach of duty, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any manager, member, officer, employee or agent of the limited liability company against any liability asserted against on incurred by the person in that capacity or arising out of the person’s status as a manager, member, officer, employee or agent of the limited liability company.

The Articles of Organization of Kennedy Wilson Fund Management Group, LLC are silent with respect to indemnification.

The Operating Agreement of Kennedy Wilson Fund Management Group, LLC provides as follows:

“4.5 Indemnification of Member.

Except as otherwise provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and the Member shall not be obligated for any such debt, obligation or liability of the Company by reason of being a member of the Company. The Company shall fully indemnify the Member for any claim against the Member in the Member’s capacity as a member or a manager.”

Illinois Corporate Subsidiary Guarantor

The subsidiary guarantor that is an Illinois corporation is subject to the provisions of the Illinois Business Corporation Act of 1983, as amended (the “IBCA”). Under Section 8.75 of the IBCA, an Illinois corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

In addition, an Illinois corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Section 8.75 of the IBCA also provides that, to the extent that a present or former director, officer or employee of a corporation has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in either of the foregoing paragraphs, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

The Articles of Incorporation and Bylaws of Kennedy-Wilson Properties, Ltd. are silent with respect to indemnification.

SEC Position on Indemnification for Securities Act Liabilities

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and persons controlling the registrant pursuant to the foregoing provisions, the registrants have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 16. Exhibits

The following exhibits are included or incorporated herein by reference.

Exhibit #	Title of Exhibit	Reference

1.1	Form of Underwriting Agreement.	To be filed by amendment or incorporated by reference in connection with the offering of a particular class of series of securities.

Exhibit#	Title of Exhibit	Reference

3.1	Amended and Restated Certificate of Incorporation of Kennedy-Wilson Holdings, Inc.	Incorporated by reference to Exhibit 3.1 of Kennedy-Wilson Holdings, Inc.’s current report on Form 8-K (File No. 001-33824) filed with the Securities and Exchange Commission on June 19, 2014.

3.2	Amended and Restated Bylaws of Kennedy-Wilson Holdings, Inc.	Incorporated by reference to Exhibit 3.1 of Kennedy-Wilson Holdings, Inc.’s current report on Form 8-K (File No. 001-33824) filed on February 5, 2018.

3.3	Designations Establishing the 5.75% Series A Cumulative Perpetual Stock	Incorporated by reference to Exhibit 4.1 of Kennedy-Wilson Holdings, Inc.’s current report on Form 8-K (File No. 001-33824) filed on October 18, 2019.

4.1	Specimen Common Stock Certificate.	Incorporated by reference to Exhibit 4.4 of Kennedy-Wilson Holdings, Inc.’s Registration Statement on Form 8-A/A (File No. 001-33824) filed with the Securities and Exchange Commission on November 16, 2009.

4.2	Form of warrant agreement (including form of warrant certificate).	To be filed by amendment or incorporated by reference in connection with the offering of a particular class of series of securities.

4.3	Form of Indenture for Debt Securities (the “form base indenture”).	Incorporated by reference to Exhibit 4.3 of Kennedy-Wilson Holdings, Inc.’s registration statement on Form S-3 (File No. 333-184752) filed on November 5, 2012.

4.4	Indenture (the “2024 Notes Indenture”) dated as of March 25, 2014 between Kennedy-Wilson, Inc. and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.1 of Kennedy-Wilson Holdings, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33824) filed on May 12, 2014.

4.5	Supplemental Indenture No. 1 to the 2024 Notes Indenture, dated as of March 25, 2014, among Kennedy-Wilson, Inc., as issuer, Kennedy-Wilson Holdings, Inc., as parent, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.2 of Kennedy-Wilson Holdings, Inc.’s Current Report on Form 8-K (File No. 001-33824) filed on March 26, 2014.

4.6	Supplemental Indenture No. 2 to the 2024 Notes Indenture, dated as of September 5, 2014, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.1 of Kennedy-Wilson Holdings, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33824) filed on November 14, 2014.

4.7	Supplemental Indenture No. 3 to the 2024 Notes Indenture, dated as of November 11, 2014, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.4 of Kennedy-Wilson Holdings, Inc.’s Current Report on Form 8-K (File No. 001-33824) filed on November 18, 2014.

Exhibit#	Title of Exhibit	Reference

4.8	Supplemental Indenture No. 4 to the 2024 Notes Indenture, dated as of January 22, 2016, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 10.1 of Kennedy-Wilson Holdings, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33824) filed on May 6, 2016.

4.9	Supplemental Indenture No. 5 to the 2024 Notes Indenture, dated as of February 11, 2016, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 10.2 of Kennedy-Wilson Holdings, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33824) filed on May 6, 2016.

4.10	Supplemental Indenture No. 6 to the 2024 Notes Indenture, dated as of May 19, 2016, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.1 of Kennedy-Wilson Holdings, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33824) filed on August 5, 2016.

4.11	Supplemental Indenture No. 7 to the 2024 Notes Indenture, dated as of April 13, 2017, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.1 of Kennedy-Wilson Holdings, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33824) filed on May 10, 2017.

4.12	Supplemental Indenture No. 8 to the 2024 Notes Indenture, dated as of February 16, 2018, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.10 of Kennedy-Wilson Holdings, Inc.’s Annual Report on Form 10-K (File No. 001-33824) filed on February 27, 2018.

4.13	Supplemental Indenture No. 9 to the 2024 Notes Indenture, dated as of March 2, 2018, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 4.10 of Kennedy-Wilson Holdings, Inc.’s Current Report on Form 8-K (File No. 001—33824) filed on March 2, 2018.

4.14	Supplemental Indenture No. 10 to the 2024 Notes Indenture, dated as of December 10, 2018, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Incorporated by reference to Exhibit 10.2 of Kennedy-Wilson Holdings, Inc.’s Quarterly Report on Form 10-Q (File No. 001-33824) filed on August 1, 2019.

4.15	Supplemental Indenture No. 11 to the 2024 Notes Indenture, dated as of November 13, 2019, among Kennedy-Wilson, Inc., the subsidiary guarantor parties thereto and Wilmington Trust, National Association, as trustee.	Filed herewith.

5.1	Opinion of Latham & Watkins LLP.	Filed herewith.

5.2	Opinion of Kulik, Gottesman, Siegel & Ware LLP	Filed herewith.

23.1	Consent of KPMG LLP.	Filed herewith.

23.2	Consent of Latham & Watkins LLP.	Contained in Exhibit 5.1

23.3	Consent of Kulik, Gottesman, Siegel & Ware, LLP.	Contained in Exhibit 5.2

Exhibit#	Title of Exhibit	Reference

24.1	Powers of Attorney.	Included as part of the signature pages hereto.

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 (Form T-1) with respect to the Form Base Indenture.	To be filed in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.

25.2	Statement of Eligibility of Wilmington Trust, National Association, under the Trust Indenture Act of 1939 of Wilmington Trust, National Association (Form T-1) with respect to the 2024 Notes Indenture and the Form Base Indenture.	Filed herewith.

Item 17. Undertakings

(A) Each	undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrants pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)

That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:

(i)

Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of a registrant under the Securities Act to any purchaser in the initial distribution of the securities:

Each undersigned registrant undertakes that in a primary offering of securities of such undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, such undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of such undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of such undersigned registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about such undersigned registrant or its securities provided by or on behalf of such undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by such undersigned registrant to the purchaser.

(B) Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of a registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(C) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of any registrant pursuant to the foregoing provisions, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by any registrant of expenses incurred or paid by a director, officer or controlling person of any registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(D) Each undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Holdings, Inc., a Delaware corporation

By:	/s/ WILLIAM J. MCMORROW
William J. McMorrow
Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of this 12th day of December, 2019.

Name	Title	Date

/s/ WILLIAM J. MCMORROW William J. McMorrow	Chief Executive Officer and Chairman (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer)	December 12, 2019

/s/ MARY RICKS Mary Ricks	Director and President	December 12, 2019

/s/ RICHARD BOUCHER Richard Boucher	Director	December 12, 2019

/s/ TREVOR BOWEN Trevor Bowen	Director	December 12, 2019

/s/ NORMAN CREIGHTON Norman Creighton	Director	December 12, 2019

/s/ CATHY HENDRICKSON Cathy Hendrickson	Director	December 12, 2019

Name	Title	Date

/s/ DAVID A. MINELLA David A. Minella	Director	December 12, 2019

/s/ KENT MOUTON Kent Mouton	Executive Vice President, General Counsel and Director	December 12, 2019

/s/ JERRY SOLOMON Jerry Solomon	Director	December 12, 2019

/s/ JOHN TAYLOR John Taylor	Director	December 12, 2019

/s/ SANAZ ZAIMI Sanaz Zaimi	Director	December 12, 2019

/s/ STANLEY R. ZAX Stanley R. Zax	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson, Inc., a Delaware corporation

By:	/s/ WILLIAM J. MCMORROW
William J. McMorrow
President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of this 12th day of December, 2019.

Name	Title	Date

/s/ WILLIAM J. MCMORROW William J. McMorrow	Chief Executive Officer and Chairman (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer)	December 12, 2019

/s/ MARY RICKS Mary Ricks	Director and President	December 12, 2019

/s/ RICHARD BOUCHER Richard Boucher	Director	December 12, 2019

/s/ TREVOR BOWEN Trevor Bowen	Director	December 12, 2019

/s/ NORMAN CREIGHTON Norman Creighton	Director	December 12, 2019

/s/ CATHY HENDRICKSON Cathy Hendrickson	Director	December 12, 2019

Name	Title	Date

/s/ DAVID A. MINELLA David A. Minella	Director	December 12, 2019

/s/ KENT MOUTON Kent Mouton	Executive Vice President, General Counsel and Director	December 12, 2019

/s/ JERRY SOLOMON Jerry Solomon	Director	December 12, 2019

/s/ JOHN TAYLOR John Taylor	Director	December 12, 2019

/s/ SANAZ ZAIMI Sanaz Zaimi	Director	December 12, 2019

/s/ STANLEY R. ZAX Stanley R. Zax	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12 day of December, 2019.

Kennedy-Wilson Property Services, Inc.

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of this 12th day of December, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrants certify that they has reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Property Equity II, Inc. Kennedy-Wilson Property Special Equity, Inc. Kennedy-Wilson Property Special Equity II, Inc.

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer), Secretary and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Vice President and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Tech, Ltd.

By:	/s/ KENT MOUTON
Kent Mouton
President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President, Chief Executive Officer (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Properties, Ltd.

By:	/s/ WILLIAM J. MCMORROW
William J. McMorrow
Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/S/ WILLIAM J. MCMORROW William J. McMorrow	Chief Executive Officer (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer), Assistant Secretary and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Property Equity, Inc.

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Secretary	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Vice President and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Fairways 340 Corp.

By:	/s/ JUSTIN ENBODY
Justin Enbody
President and Chief Financial Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ JUSTIN ENBODY Justin Enbody	President and Chief Financial Officer (principal executive officer and principal financial and accounting officer) and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Vice President and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

K-W Santiago Inc.

By:	/s/ JUSTIN ENBODY
Justin Enbody
President, Chief Financial Officer and Secretary

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ JUSTIN ENBODY Justin Enbody	President and Chief Financial Officer (principal executive officer and principal financial and accounting officer), Secretary and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

KWP Financial I

By:	/s/ MARY L. RICKS
Mary L. Ricks
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ MARY L. RICKS Mary L. Ricks	President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Secretary	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

K-W Properties

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and accounting officer)	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Vice President, Assistant Secretary and Director	December 12, 2019

/s/ MARY L. RICKS Mary L. Ricks	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Overseas Investments, Inc.

By:	/s/ MARY L. RICKS
Mary L. Ricks
President and Assistant Secretary

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ MARY L. RICKS Mary L. Ricks	President (principal executive officer), Assistant Secretary and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Vice President and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson International

By:	/s/ WILLIAM J. MCMORROW
William J. McMorrow
President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ WILLIAM J. MCMORROW William J. McMorrow	President, Chief Executive Officer (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Director	December 12, 2019

/s/ MARY L. RICKS Mary L. Ricks	Vice President and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy Wilson Auction Group Inc.

By:	/s/ RHETT WINCHELL
Rhett Winchell
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ RHETT WINCHELL Rhett Winchell	President (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Director	December 12, 2019

/s/ MARTY CLOUSER Marty Clouser	Vice President and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Properties LTD.

By:	/s/ ED SACHSE
Ed Sachse
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ ED SACHSE Ed Sachse	President (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Secretary	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Property Services II, Inc.

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer) and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Vice President and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Property Special Equity III, LLC

By:	/s/ WILLIAM J. MCMORROW
William J. McMorrow
Chairman

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ JUSTIN ENBODY Justin Enbody	Chairman (principal executive officer) and Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Chief Financial Officer (principal financial officer and principal accounting officer) and Director	December 12, 2019

/s/ KENT MOUTON Kent Mouton	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy Wilson Property Services III, L.P.

By:	/s/ KENT MOUTON
Kent Mouton
Manager

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	Manager (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer)	December 12, 2019

Kennedy-Wilson Property Services III GP, LLC	General Partner*	December 12, 2019

By:	K-W Properties its sole member

By:	/s/ KENT MOUTON
Kent Mouton
President

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Dillingham Ranch Aina LLC

By:	/s/ MARY L. RICKS
Mary L. Ricks
Vice President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ MARY L. RICKS Mary L. Ricks	Vice President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer)	December 12, 2019

68-540 Farrington, LLC	Sole Member*	December 12, 2019

By:	KW Dillingham Aina, LLC its sole member

By:	K-W Properties its sole member

By:	/s/ KENT MOUTON
Kent Mouton
President

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

68-540 Farrington, LLC

By:	/s/ MARY L. RICKS
Mary L. Ricks
Vice President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ MARY L. RICKS Mary L. Ricks	Vice President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer)	December 12, 2019

KW Dillingham Aina, LLC	Sole Member*	December 12, 2019

By:	K-W Properties its sole member

By:	/s/ KENT MOUTON
Kent Mouton
President

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

KW Ireland, LLC

By:	/s/ MARY L. RICKS
Mary L. Ricks
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ MARY L. RICKS Mary L. Ricks	President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Treasurer (principal financial officer and principal accounting officer)	December 12, 2019

Kennedy-Wilson, Inc.	Sole or Managing Member*	December 12, 2019

By:	/s/ KENT MOUTON
Kent Mouton
Executive Vice President, General Counsel

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy Wilson Real Estate Sales & Marketing

By:	/s/ RHETT WINCHELL
Rhett Winchell
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ RHETT WINCHELL Rhett Winchell	President (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer)	December 12, 2019

/s/ MARTY CLOUSER Marty Clouser	Vice President and Director	December 12, 2019

/s/ KENT MOUTON Kent Mouton	Secretary and Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

KW Investment Adviser, LLC

By:	Kennedy-Wilson, Inc. its sole member

By:	/s/ WILLIAM J. MCMORROW
William J. McMorrow
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ WILLIAM J. MCMORROW William J. McMorrow	President of Kennedy-Wilson, Inc. (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer of Kennedy-Wilson, Inc. (principal financial officer and principal accounting officer)	December 12, 2019

Kennedy-Wilson, Inc.	Sole or Managing Member*	December 12, 2019

By:	/s/ KENT MOUTON
Kent Mouton
Executive Vice President, General Counsel

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy-Wilson Capital

By:	/s/ MARY RICKS
Mary Ricks
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ MARY RICKS Mary Ricks	President (principal executive officer) and Director	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Chief Financial Officer (principal financial officer and principal accounting officer)	December 12, 2019

/s/ KENT MOUTON Kent Mouton	Director	December 12, 2019

/s/ WILLIAM J. MCMORROW William J. McMorrow	Director	December 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

KW Four Points, LLC

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer)	December 12, 2019

/s/ MATT WINDISCH Matt Windisch	Treasurer (principal financial officer and principal accounting officer)	December 12, 2019

Kennedy-Wilson Capital	Sole or Managing Member*	December 12, 2019

By:	/s/ MARY RICKS
Mary Ricks
President

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

KW Residential Capital, LLC

By:	/s/ MATT WINDISCH
Matt Windisch
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ MATT WINDISCH Matt Windisch	President (principal executive officer)	December 12, 2019

/s/ KENT MOUTON Kent Mouton	Treasurer (principal financial officer and principal accounting officer)	December 12, 2019

Kennedy-Wilson, Inc.	Sole or Managing Member*	December 12, 2019

By:	/s/ KENT MOUTON
KENT MOUTON
Executive Vice President, General Counsel

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

KW Loan Partners VIII, LLC

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer)	December 12, 2019

/s/ MATT WINDISCH Matt Windisch	Treasurer (principal financial officer and principal accounting officer)	December 12, 2019

Kennedy-Wilson Capital	Sole or Managing Member*	December 12, 2019

By:	/s/ MARY RICKS
MARY RICKS
President

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12th day of December, 2019.

Kennedy Wilson Property Services IV, L.P.

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Treasurer (principal financial officer and principal accounting officer)	December 12, 2019

Kennedy Wilson Property Services IV GP, LLC	General Partner*	December 12, 2019

By:	/s/ KENT MOUTON
Kent Mouton
President

*	The co-registrant listed above has no directors or managers

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned co-registrants certify that they has reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 12 day of December, 2019.

Kennedy Wilson Property Services III GP, LLC

KW BASGF II Manager, LLC

KWF Investors I, LLC

KWF Investors III, LLC

KWF Manager I, LLC

KWF Manager II, LLC

KWF Manager III, LLC

SG KW Venture I Manager LLC

KW Loan Partners I LLC

KW Summer House Manager, LLC

KW Montclair, LLC

KW Serenade Manager, LLC

KW Redmond Manager, LLC

KW Dillingham Aina LLC

Kennedy Wilson Fund Management Group, LLC

KWF Manager IV, LLC

Kennedy Wilson Property Equity IV, LLC

KWF Investors IV, LLC

KWF Investors V, LLC

KW Armacost, LLC

Santa Maria Land Partners Manager, LLC

KW Loan Partners VII, LLC

KWF Investors VII, LLC

KWF Manager VII, LLC

KW Boise Plaza, LLC

Kennedy Wilson Property Services IV GP, LLC

KW EU Loan Partners II, LLC

KW 1200 Main, LLC

KW Harrington LLC

KW 5200 Lankershim Manager, LLC

KWF Manager X, LLC

KWF Manager XI, LLC

KWF Manager XII, LLC

KW Real Estate Venture XIII, LLC

KWF Manager XIII, LLC

KW EU Loan Partners III, LLC

KW EU Investors I, LLC

KW Richfield Plaza, LLC

KW Currier Square Shopping Center, LLC

KW Creekview Shopping Center, LLC

KW Securities, LLC

KW Victory Land Loan, LLC

KW Victory Plaza Loan, LLC

KW EU Investors III, LLC

KW EU Investors IV, LLC

KW EU Investors V, LLC

KW 2012T LLC

KW EU Investors II, LLC

Country Ridge IX, LLC

KW EU Investors VII, LLC

KW EU Investors VIII, LLC

KW EU Investors IX, LLC

KW EU Investors X, LLC

KW Park Santa Fe, LLC

KW Cypress, LLC

KW Tacoma Condos, LLC

KW Desert Ramrod Sponsor, LLC

KW Red Cliff Shopping Center, LLC

KW Holiday Village Shopping Center, LLC

KW 9350 Civic Center Drive, LLC

KW Taylor Yard 55, LLC

KW Hilltop Manager II, LLC

KW 2013J LLC

KW Bozeman Investors, LLC

KW One Baxter Way GP, LLC

KW University Glen Manager, LLC

KW Riverdale and 36, LLC

KW 400 California Member, LLC

KW CIG Management Services, LLC

KW 2013S LLC

KW Terra West Sponsor, LLC

KW Hanover Quay, LLC

Kennedy Wilson Property Equity VI, LLC

Kennedy Wilson Property Services VI, LLC

KW MW Mullan, LLC

KW LV 3 Sponsor, LLC

KW Eden Plaza, LLC

KW NB LLC

KW Camarillo Land, LLC

KW Portland Southgate, LLC

KW 2013EE LLC

KW EU PRS Investor, LLCKW

KW Rosewood Premiere, LLC

KW River Pointe Premiere, LLC

KW Kawana Springs

KW Quebec Participant, LLC

KW Quebec Asset Manager, LLC

KW Real Estate II Equity, LLC

KW Real Estate II Carry, LLC

KW Real Estate II GP, LLC

KW Sunset CP Participant, LLC

KW Sunset CP Asset Manager, LLC

KW CP West Hills Participant, LLC

KW CP West Hills Asset Manager, LLC

KW Linder Road, LLC

KW Seattle Office Portfolio GP, LLC

KW CDO Investor

Diamond 1 US, LLC

Diamond 2 US, LLC

KW Hamilton Landing—Land

KW Rancho Mirage Loan, LLC

KW Sunset North LLC

KW Heights Investor, LLC

KW Burlingame Point Loan, LLC

KW Pacifica LLC

KW Riverwalk LLC

KW ABQ LLC

KW 2016F, LLC

KW 2016G, LLC

KW 2016H, LLC

KW 2016I, LLC

KW 2016J, LLC

KW 2016K, LLC

KW 2016L, LLC

KW 2016M, LLC

KW 2016N, LLC

KW 2016O, LLC

KW 2016P, LLC

KW 2016Q, LLC

KW 2016R, LLC

KW 2016S, LLC

KW 2016T, LLC

KW 2016U, LLC

KW 2016V, LLC

KW 2016W, LLC

KW 2016X, LLC

KW 2016Y, LLC

KW 2016Z, LLC

KW 2019A, LLC

KW 2019B, LLC

KW 2019C, LLC

KW 2019D, LLC

KW 2019E, LLC

KW 2019F, LLC

KW 2019G, LLC

KW 2019H, LLC

KW 2019I, LLC

KW 2019J, LLC

By:	/s/ KENT MOUTON
Kent Mouton
President

POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes and appoints William J. McMorrow and Justin Enbody as attorneys-in-fact and agents, each acting alone, with full powers of substitution to sign on such person’s behalf, individually and in the capacities stated below, and to file any and all amendments, including post-effective amendments to this registration statement, and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and other documents in connection with the registration statement, with the Securities and Exchange Commission, granting to those attorneys-in-fact and agents full power and authority to perform any other act on behalf of the undersigned required to be done.

In accordance with the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of December 12, 2019.

Name	Title	Date

/s/ KENT MOUTON Kent Mouton	President (principal executive officer)	December 12, 2019

/s/ JUSTIN ENBODY Justin Enbody	Treasurer (principal financial officer and principal accounting officer)	December 12, 2019

K-W Properties	Sole Member*	December 12, 2019

By:	/s/ KENT MOUTON
Kent Mouton
President

*	Each of the co-registrants listed above has no directors or managers